                                                                    EXHIBIT 10.2


                                                        Conformed Execution Copy
                                                 See Conforming Note at page 45.
===============================================================================










                            ALLIANCE RESOURCE GP, LLC






                                -----------------



                             NOTE PURCHASE AGREEMENT



                                -----------------






                           DATED AS OF AUGUST 16, 1999







             Re: $180,000,000 8.31% Senior Notes due August 20, 2014






===============================================================================

                                TABLE OF CONTENTS

SECTION                                                       HEADING                                                  PAGE

SECTION 1. AUTHORIZATION OF NOTES; GUARANTEE..............................................................................1

   Section 1.1. Authorization of Notes....................................................................................1
   Section 1.2. Guarantee of Notes........................................................................................1

SECTION 2. SALE AND PURCHASE OF NOTES.....................................................................................1


SECTION 3. CLOSING........................................................................................................1


SECTION 4. CONDITIONS TO CLOSING..........................................................................................2

   Section 4.1. Representations and Warranties............................................................................2
   Section 4.2. Performance; No Default...................................................................................2
   Section 4.3. Compliance Certificates...................................................................................2
   Section 4.4. Opinions of Counsel.......................................................................................3
   Section 4.5. Original Subsidiary Guaranty Agreement....................................................................3
   Section 4.6. Intercreditor Agreement...................................................................................3
   Section 4.7. Purchase Permitted by Applicable Law, Etc.................................................................4
   Section 4.8. Related Transactions......................................................................................4
   Section 4.9. Payment of Special Counsel Fees...........................................................................4
   Section 4.10. Private Placement Number.................................................................................4
   Section 4.11. Changes in Structure.....................................................................................4
   Section 4.12. Rating...................................................................................................5
   Section 4.13. Proceedings and Document.................................................................................5

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................................................5

   Section 5.1. Formation; Power and Authority; Ownership.................................................................5
   Section 5.2. Authorization, Etc........................................................................................5
   Section 5.3. Disclosure................................................................................................6
   Section 5.4. Formation and Ownership of Subsidiaries; Affiliates.......................................................6
   Section 5.5. Financial Statements......................................................................................7
   Section 5.6. Compliance with Laws, Other Instruments, Etc..............................................................7
   Section 5.7. Governmental Authorizations, Etc..........................................................................8
   Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.................................................8
   Section 5.9. Taxes.....................................................................................................8
   Section 5.10. Title to Property; Leases................................................................................8
   Section 5.11. Licenses, Permits, Etc...................................................................................9
   Section 5.12. Compliance with ERISA....................................................................................9
   Section 5.13. Private Offering by the Company.........................................................................10

   Section 5.14. Use of Proceeds; Margin Regulations.....................................................................10
   Section 5.15. Existing Debt; Future Liens.............................................................................10
   Section 5.16. Foreign Assets Control Regulations, Etc.................................................................11
   Section 5.17. Status under Certain Statutes...........................................................................11
   Section 5.18. Environmental Matters...................................................................................11
   Section 5.19. Pari Passu Ranking......................................................................................11
   Section 5.20. Solvency................................................................................................12
   Section 5.21. Year 2000...............................................................................................12

SECTION 6. REPRESENTATIONS OF THE PURCHASER..............................................................................12

   Section 6.1. Purchase for Investment..................................................................................12
   Section 6.2. Source of Funds..........................................................................................12

SECTION 7. INFORMATION AS TO COMPANY; STATUS OF SUBSIDIARIES.............................................................14

   Section 7.1. Financial and Business Information.......................................................................14
   Section 7.2. Officer's Certificate....................................................................................17
   Section 7.3. Inspection...............................................................................................17
   Section 7.4. Change in Status of Subsidiaries.........................................................................18

SECTION 8. PREPAYMENT OF THE NOTES.......................................................................................18

   Section 8.1. Required Prepayments.....................................................................................18
   Section 8.2. Optional Prepayments with Make-Whole Amount..............................................................18
   Section 8.3. Prepayment Out of Proceeds of Transfer...................................................................18
   Section 8.4. Allocation of Partial Prepayments........................................................................19
   Section 8.5. Maturity; Surrender, Etc.................................................................................19
   Section 8.6. Purchase of Notes........................................................................................19
   Section 8.7. Make-Whole Amount........................................................................................19

SECTION 9. AFFIRMATIVE COVENANTS.........................................................................................21

   Section 9.1. Compliance with Law......................................................................................21
   Section 9.2. Insurance................................................................................................21
   Section 9.3. Maintenance of Properties................................................................................21
   Section 9.4. Payment of Taxes.........................................................................................21
   Section 9.5. Existence, Etc...........................................................................................22
   Section 9.6. Ranking: Covenant to Secure Notes Equally................................................................22

SECTION 10. NEGATIVE COVENANTS...........................................................................................22

   Section 10.1. Incurrence of Debt, Transfer of Qualifying Securities...................................................22
   Section 10.2. Priority Debt...........................................................................................24
   Section 10.3. Liens...................................................................................................24
   Section 10.4. Restricted Payments.....................................................................................26
   Section 10.5. Restrictions on Dividends of Subsidiaries, Etc..........................................................26

   Section 10.6.  Mergers and Consolidations.............................................................................26
   Section 10.7.  Transfer of Assets.....................................................................................27
   Section 10.8.  Mining Restrictions....................................................................................29
   Section 10.9.  Restricted Investments.................................................................................29
   Section 10.10. Subsidiary Guaranty Agreement..........................................................................29
   Section 10.11. Nature of Business.....................................................................................30
   Section 10.12. Transactions with Affiliates...........................................................................30

SECTION  11.  EVENTS OF DEFAULT..........................................................................................30


SECTION  12.  REMEDIES ON DEFAULT, ETC...................................................................................33

   Section 12.1.  Acceleration...........................................................................................33
   Section 12.2.  Other Remedies.........................................................................................33
   Section 12.3.  Rescission.............................................................................................33
   Section 12.4.  No Waivers or Election of Remedies, Expenses, Etc......................................................34

SECTION  13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..............................................................34

   Section 13.1.  Registration of Notes..................................................................................34
   Section 13.2.  Transfer and Exchange of Notes.........................................................................34
   Section 13.3.  Replacement of Notes...................................................................................34
   Section 13.4.  Name of Company........................................................................................35

SECTION 14.  PAYMENTS ON NOTES...........................................................................................35

   Section 14.1.  Place of Payment.......................................................................................35
   Section 14.2.  Home Office Payment....................................................................................35

SECTION 15.  EXPENSES, ETC...............................................................................................36

   Section 15.1.  Transaction Expenses...................................................................................36
   Section 15.2.  Survival...............................................................................................36

SECTION 16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT................................................36


SECTION 17.  AMENDMENT AND WAIVER........................................................................................36

   Section 17.1.  Requirements...........................................................................................36
   Section 17.2.  Solicitation of Holders of Notes.......................................................................37
   Section 17.3.  Binding Effect, Etc....................................................................................37
   Section 17.4.  Notes Held by Company, Etc.............................................................................37

SECTION 18.  NOTICES.....................................................................................................38

SECTION 19.  REPRODUCTION OF DOCUMENTS...................................................................................38


SECTION 20.  CONFIDENTIAL INFORMATION....................................................................................39


SECTION 21.  SUBSTITUTION OF PURCHASER...................................................................................40


SECTION 22.  MISCELLANEOUS...............................................................................................40

   Section 22.1.  Successors and Assigns.................................................................................40
   Section 22.2.  Payments Due on Non-Business Days......................................................................40
   Section 22.3.  Severability...........................................................................................40
   Section 22.4.  Construction...........................................................................................40
   Section 22.5.  Counterparts...........................................................................................40
   Section 22.6.  Governing Law..........................................................................................40
   Section 22.7.  Recourse Only to the Company and the Subsidiary Guarantors; Non- Recourse to the General
   Partner and Associated Persons........................................................................................40


Schedule A              --          Information Relating To Purchasers
Schedule B              --          Defined Terms
Schedule 4.8(d)         --          Assumption Conditions
Schedule 5.1            --          Ownership of Company
Schedule 5.3            --          Disclosure Materials
Schedule 5.4            --          Subsidiaries of the Company and Ownership of Subsidiary Equity
                                    Interests
Schedule 5.5            --          Financial Statements
Schedule 5.8            --          Certain Litigation
Schedule 5.11           --          Licenses, Permits, etc.
Schedule 5.14           --          Use of Proceeds
Schedule 5.15           --          Existing Indebtedness and Liens
Exhibit 1               --          Form of Note
Exhibit 4.3(d)          --          Form of Solvency Certificate
Exhibit 4.4(a)          --          Form of Opinion of Special Counsel for the Company and the Original
                                    Subsidiary Guarantors
Exhibit 4.4(b)          --          Form of Opinion of Counsel for the Company and the Original
                                    Subsidiary Guarantors
Exhibit 4.4(c)          --          Form of Opinion of Counsel for the Company and the Original Subsidiary
                                    Guarantors
Exhibit 4.4(d)          --          Form of Opinion of Special Counsel for the Purchasers
Exhibit 4.5             --          Form of Subsidiary Guaranty Agreement
Exhibit 4.6             --          Form of Intercreditor Agreement
Exhibit 20              --          Form of Confidentiality Letter

                            ALLIANCE RESOURCE GP, LLC

               $180,000,000 8.31% Senior Notes due August 20, 2014


                                                     Dated as of August 16, 1999

TO EACH OF THE PURCHASERS LISTED IN
         THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         ALLIANCE RESOURCE GP, LLC, a Delaware limited liability company, agrees with each of the Purchasers listed in the attached Schedule A as follows:

SECTION 1. AUTHORIZATION OF NOTES; GUARANTEE.

         Section 1.1. Authorization of Notes. The Company (as defined in Schedule B) will authorize the issue and sale of $180,000,000 aggregate principal amount of its 8.31% Senior Notes due August 20, 2014 (the "Notes", such term to include any such notes delivered in substitution or exchange therefor, or in subsequent substitutions or exchanges, pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as prescribed in Section 13.4 or as may be approved by each Purchaser and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

         Section 1.2. Guarantee of Notes. The obligations of the Company under and pursuant to this Agreement and the Notes are to be fully and unconditionally guaranteed by each of the Subsidiary Guarantors pursuant to a Subsidiary Guaranty Agreement.

SECTION 2. SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to each purchaser listed in Schedule A (individually, a "Purchaser" and collectively, the "Purchasers") and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the respective aggregate principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

SECTION 3. CLOSING.

         The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019 (or at such other location in New York City acceptable to the Purchasers and the Company) at 10:00 A.M. New York City time, at a closing (the "Closing") on August 20, 1999. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of

Alliance Resource GP, LLC                               Note Purchase Agreement


Notes, in denominations of at least $1,000,000, as such Purchaser may request and as shall be reflected in Schedule A) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee, as so reflected), against delivery by such Purchaser to the Company of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of Alliance Resource GP, LLC, account no. 208325748 at Bank of Oklahoma, N.A., Tulsa, OK 74101 (ABA # 103900036). If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

      The obligation of each Purchaser to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

         Section 4.1. Representations and Warranties. The representations and warranties of the Company in Section 5 of this Agreement, and the representations and warranties of the Original Subsidiary Guarantors in the Original Subsidiary Guaranty Agreement, shall be correct when made and at the time of the Closing (except to the extent the same relate to an earlier date, in which case they shall have been correct in all Material respects as of such earlier date).

         Section 4.2. Performance; No Default. The Company and the Original Subsidiary Guarantors shall have performed and complied with all agreements and conditions contained in this Agreement and in the Original Subsidiary Guaranty Agreement required to be performed or complied with by them prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14), no Default or Event of Default shall have occurred and be continuing. Except for the Restructuring Transactions, neither the Company nor any Restricted Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10.1, 10.3, 10.6, 10.7 or
10.10 hereof had such Section applied since such date.

         Section 4.3. Compliance Certificates.

         (a) Officer's Certificate. The Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2, 4.11 and 4.12 have been fulfilled.

         (b) Secretarial Certificate. The Company shall have delivered to such Purchaser a certificate by Alliance Coal Corporation, owner of the sole member interest in the Company, certifying on behalf of the Company or the Original Subsidiary Guarantors, as the case may be, as to the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the Original Subsidiary Guaranty Agreement.

Alliance Resource GP, LLC                               Note Purchase Agreement


         (c) ERISA Certificate. If such Purchaser shall have made any of the written disclosures referred to in Section 6.2(b), (c) or (e), such Purchaser shall have received the certificate from the Company described in the last paragraph of Section 6.2 and such certificate shall state that (i) the Company is neither a "party in interest" nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to
Section 6.2(b) or (e) or (ii) with respect to any plan, identified pursuant to
Section 6.2(c), neither the Company nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has, at such time or during the immediately preceding one year, exercised the authority to appoint or terminate the QPAM as manager of the assets of any plan identified in writing pursuant to Section 6.2(c) or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans.

         (d) Solvency Certificate. The Company shall have delivered to such Purchaser a certificate from a Senior Financial Officer substantially in the form of Exhibit 4.3(d) hereto attesting to the Solvency of the Company and the Original Subsidiary Guarantors after giving effect to the execution and delivery of the Notes, this Agreement, the Original Subsidiary Guaranty Agreement (including without limitation the subrogation and contribution provisions thereof) and the Assumption Agreement and the consummation of the transactions contemplated herein and therein.

         Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Andrews & Kurth L.L.P., special counsel for the Company and the Original Subsidiary Guarantors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's special counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser), (b) from Crowell & Moring LLP, counsel for the Company and the Original Subsidiary Guarantors, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's special counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser), (c) from Thomas L. Pearson, Esq., counsel for the Company and the Original Subsidiary Guarantors covering the matters set forth in Exhibit 4.4(c) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's special counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to such Purchaser), (d) from Willkie Farr & Gallagher, the Purchasers' special counsel in connection with such transactions, covering the matters set forth in Exhibit 4.4(d) and covering such other matters incident to such transactions as such Purchaser may reasonably request and (e) from local counsel with respect to the laws of Illinois, Indiana, Kentucky, Maryland, Oklahoma and West Virginia covering such matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's special counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinions to such Purchaser).

         Section 4.5. Original Subsidiary Guaranty Agreement. Such Purchaser shall have received a counterpart original of the Subsidiary Guaranty Agreement, duly executed and delivered by each Original Subsidiary Guarantor, in the form of Exhibit 4.5 (the "Original Subsidiary Guaranty Agreement ") and said Original Subsidiary Guaranty Agreement shall be in full force and effect.

         Section 4.6. Intercreditor Agreement. Such Purchaser shall have received a counterpart original of the Intercreditor Agreement, duly executed and delivered by each Purchaser, each Original

Alliance Resource GP, LLC                               Note Purchase Agreement



Subsidiary Guarantor, the Company and The Chase Manhattan Bank as Paying Agent under the Bank Facility in the form of Exhibit 4.6 and said Intercreditor Agreement shall be in full force and effect.

         Section 4.7. Purchase Permitted by Applicable Law, Etc. On the date of the Closing each purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted as specified in clause (a) of the preceding sentence.

         Section 4.8. Related Transactions. The Company shall

         (a) together with the Transferee Company, have completed each of the transactions described in the Contribution Agreement (the "Contribution Transactions") and no provision of the Contribution Agreement relating to the consummation of the Contribution Transactions shall have been waived, modified or supplemented without such Purchaser's consent;

         (b) have executed and delivered the Bank Facility in the form of Agreement previously furnished to such Purchaser providing for borrowings of not less than $100,000,000 and the same shall be in full force and effect and no default shall exist thereunder;

         (c) have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the date of Closing pursuant to this Agreement;

         (d) together with the Transferee Company, have fulfilled each of the conditions described in Schedule 4.8(d) (the "Assumption Conditions"); and

         (e) have made arrangements satisfactory to such Purchaser and its special counsel for the satisfaction and discharge of the Liens listed on
Schedule 5.15 that are indicated on such Schedule as being released at the time of Closing.

         Section 4.9. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.4(d) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

         Section 4.10. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

         Section 4.11. Changes in Structure. Except for the Restructuring Transactions, neither the Company nor either Original Subsidiary Guarantor shall have changed its jurisdiction of formation, been a

Alliance Resource GP, LLC                               Note Purchase Agreement



party to any merger or consolidation or, except as contemplated by the Assumption Agreement (and the Assumption Agreement as defined in the Bank Facility), succeeded to all or any substantial part of the liabilities of any other entity, at any time since the date of the Memorandum.

         Section 4.12. Rating. Prior to the date of Closing, the Notes shall have received a rating of BBB- or better from either Fitch Investors Service, Inc. or Duff & Phelps Credit Rating Co. and such rating shall remain in effect at the time of Closing.

         Section 4.13 Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and such Purchaser's special counsel, and such Purchaser and such Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such Purchaser's special counsel may reasonably request.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser that:

         Section 5.1. Formation; Power and Authority; Ownership. The Company is a limited liability company duly formed and validly existing under the laws of the State of Delaware, and is duly licensed or qualified as a foreign limited liability company in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. The name of each Person holding an equity interest in the Company (including a description of the nature of such interest) is set forth on
Schedule 5. 1.

         Section 5.2. Authorization, Etc.

         (a) Authorization by the Company. This Agreement and the Notes have been duly authorized by all necessary action on behalf of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by
(i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         (b) Authorization by Original Subsidiary Guarantors. The Original Subsidiary Guaranty Agreement has been duly authorized by all necessary action on behalf of the applicable Original Subsidiary Guarantor, and the Original Subsidiary Guaranty Agreement constitutes a legal valid and binding obligation of the applicable Original Subsidiary Guarantor enforceable against such Original Subsidiary Guarantor in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

Alliance Resource GP, LLC                               Note Purchase Agreement



         Section 5.3. Disclosure. The Company, through its agents, Salomon Smith Barney Inc. and Lehman Brothers Inc., has delivered to each Purchaser a copy of a Private Placement Memorandum, dated June 16, 1999 (collectively, including its appendices and the Registration Statement, the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum describes, in all material respects, the general nature of the business and principal properties of the Company and its Restricted Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum (other than the Pro Forma Financial Statements, which are the subject of the representation in Section 5.5(b)) and the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 4.8(d), Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since the date of the Memorandum, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any of its Restricted Subsidiaries as contemplated in the Pro Forma Financial Statements except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby. After giving effect to the execution and delivery of the Notes, this Agreement, the Original Subsidiary Guaranty Agreement and the Assumption Agreement and the consummation of the transactions contemplated herein and therein of the Company and the Original Subsidiary Guarantors will be Solvent.

         Section 5.4. Formation and Ownership of Subsidiaries; Affiliates. (a)
Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, its status (whether a Restricted or Unrestricted Subsidiary), whether such Subsidiary is an Original Subsidiary Guarantor, the correct name thereof, the jurisdiction of its organization or formation, and the percentage of each class of its Capital Stock outstanding owned by the Company and each other Subsidiary, and (ii) of the Company's Affiliates, other than Subsidiaries.

         (b) All of the outstanding shares of Capital Stock of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, will be fully paid (to the extent required under the Partnership Agreement or by the Subsidiary's operating agreement, in the case of a limited liability company) and nonassessable (except as such non-assessability may be affected by the Delaware Revised Uniform Limited Partnership Act in the case of the Transferee Company, or by Section 18-607 of the Delaware Limited Liability Company Act, in the case of a limited liability company) and owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

         (c) Each Restricted Subsidiary identified in Schedule 5.4 is a limited liability company duly formed and validly existing under the laws of its jurisdiction of formation, and is duly qualified as a foreign limited liability company in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Restricted Subsidiary

Alliance Resource GP, LLC                               Note Purchase Agreement



has the power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

         (d) No Restricted Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the Bank Facility, the other agreements listed on Schedule 5.4 and customary limitations imposed by limited liability company law statutes) restricting the ability of such Restricted Subsidiary to make any distributions of profits to the Company or any of its Restricted Subsidiaries that owns outstanding shares of Capital Stock or of such Restricted Subsidiary.

         Section 5.5. Financial Statements. (a) The Company has delivered to each Purchaser copies of the consolidated and combined financial statements of the Company and its Subsidiaries, and their predecessor entities, listed on
Schedule 5.5 (all of which are also set forth in the Registration Statement). All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated (or combined, as the case may be) financial position of the entities being reported upon as of the respective dates specified in such statements and the consolidated (or combined, as the case mey be) results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

         (b) The Pro Forma Financial Statements, consisting of the unaudited pro forma financial statements of the MLP as of and for the three months ended March 31, 1999 and for the year ended December 31, 1998 set forth in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder and the assumptions on which the pro forma adjustments reflected in such Pro Forma Financial Statements are based provide a reasonable basis for presenting the significant effects of the transactions contemplated by such Pro Forma Financial Statements and such pro forma adjustments give appropriate effect to such assumptions and are properly applied in such Pro Forma Financial Statements.

         Section 5.6. Compliance with Laws, Other Instruments, Etc. Neither the execution, delivery and performance by the Company of this Agreement and the Notes nor the execution, delivery and performance of the Original Subsidiary Guaranty Agreement by the Original Subsidiary Guarantors will (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Restricted Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, articles of formation, partnership agreement, corporate charter, by-laws, operating agreement or any other agreement or instrument to which the Company or any Restricted Subsidiary is bound or by which the Company or any Restricted Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Restricted Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Restricted Subsidiary, except in the cases of clauses (a), (b) and (c) such contraventions, breaches, defaults, conflicts and violations which could not reasonably be expected to have a Material Adverse Effect.

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Alliance Resource GP, LLC                               Note Purchase Agreement



         Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with (a) the execution, delivery or performance by the Company of this Agreement or the Notes (except as required by law in connection with the offer, issue, sale and delivery by the MLP of its limited partnership units ("MLP Unit Consents") all of which have been obtained or completed except for such MLP Unit Consents the failure to obtain which could not reasonably be expected to have a Material Adverse Effect), or (b) the execution, delivery or performance of the Original Subsidiary Guaranty Agreement by the Original Subsidiary Guarantors.

         Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.
(a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         Section 5.9. Taxes. The predecessor entities of the Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or any such Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Restricted Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.

         Section 5.10. Title to Property; Leases. The Company and its Restricted Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the balance sheet contained in the Pro Forma Financial Statements or purported to have been acquired by the Company or any Restricted Subsidiary after the date of said Pro Forma Financial Statements (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens that individually or in the aggregate would have a Material Adverse Effect. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects. All properties of the Company and its Restricted Subsidiaries (whether owned with a freehold or leasehold interest) that are used in the conduct of their respective businesses and that are individually or in the aggregate, Material, are in a sufficient state of repair and condition to enable such businesses, taken as a whole, to be carried on effectively.

Alliance Resource GP, LLC                               Note Purchase Agreement



         Section 5.11. Licenses, Permits, Etc.

                  (a) The Company and its Restricted Subsidiaries own or possess, without known conflict with the rights of others, all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto (collectively, "Licenses") necessary for the operation of their respective businesses (other than those Licenses as to which the failure to own or possess them could not reasonably be expected to have a Material Adverse Effect) and the same are in full force and effect, except that the Company and its Restricted Subsidiaries are in the process of obtaining certain mining and environmental Licenses as described in Schedule 5.11, all of which are anticipated to be obtained in due course without the imposition of onerous conditions (other than Licenses which if not obtained or if subject to any such conditions, would not individually or collectively be reasonably likely to have a Material Adverse Effect).

                  (b) To the best knowledge of the Company, no product or practice of the Company or any of its Restricted Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person.

                  (c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Restricted Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Restricted Subsidiaries.

         Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

         (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $10,000,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in
Section 4001 of ERISA and the terms "current value " and "present value " have the meanings specified in Section 3 of ERISA.

Alliance Resource GP, LLC                               Note Purchase Agreement



         (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under
Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

         (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Restricted Subsidiaries is not Material.

         (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section
6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

         Section 5.13. Private Offering by the Company. Neither the Company nor Salomon Smith Barney Inc. or Lehman Brothers Inc., the sole Persons acting on its behalf in the offering of the Notes, has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 90 other institutional investors, each of which has been offered a portion of the Notes at a private sale for investment. Neither the Company nor anyone authorized to act on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act. For purposes of this Section 5.13 and Section 6.1 only, each reference to the Notes shall be deemed to include a reference to the Original Subsidiary Guaranty Agreement.

         Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Restricted Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

         Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of the date of Closing. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Restricted Subsidiary and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or

Alliance Resource GP, LLC                               Note Purchase Agreement



more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         (b) Neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

         Section 5.16. Foreign Assets Control Regulations, Etc. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

         Section 5.17. Status under Certain Statutes. Neither the Company nor any Restricted Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended.

         Section 5.18. Environmental Matters. Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

                  (a) Neither the Company nor any Restricted Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

                  (b) Neither the Company nor any of its Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

                  (c) All buildings on all real properties now owned, leased or operated by the Company or any of its Restricted Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

         Section 5.19. Pari Passu Ranking. The Company's obligations under the Notes, and this Agreement, and each Original Subsidiary Guarantor's obligations under the Subsidiary Guaranty Agreement, will, upon (a) issuance of the Notes and the execution and delivery of the Subsidiary Guaranty Agreement, respectively, and (b) the effectiveness of the Assumption Agreement, rank at least

Alliance Resource GP, LLC                               Note Purchase Agreement



pari passu, without preference or priority, with all of the outstanding unsecured and unsubordinated Debt of the Company or of such Original Subsidiary Guarantor, as the case may be.

         Section 5.20. Solvency. The Company is not, and upon giving effect to the issuance of the Notes, will not be, and the Original Subsidiary Guarantors are not, and upon giving effect to the execution and delivery of the Subsidiary Guaranty Agreement (including without limitation the subrogation and contribution provisions thereof), will not be, "insolvent" as said term is defined in the United States Bankruptcy Code 11, U.S.C. ss. 101 (32) (A) or (B) (as applicable) and its obligations are not, and will not be, in default as to "principal or interest", as said terms are used in Section 1405(c) of the New York State Insurance Law.

         Section 5.21. Year 2000. The Company has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations that could be adversely affected by the risk that computer applications used by the Company or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem"), (ii) distributed a questionnaire to each of its suppliers, vendors and customers requesting such party's plans and timetable for addressing the Year 2000 Problem, (iii) developed a plan and timetable for addressing the Year 2000 Problem on a timely basis and no later than November 30, 1999 will have completed such plan, and (iv) to date, implemented that plan in accordance with such timetable. Based on the foregoing, the Company believes that all computer applications that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 ("Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 6. REPRESENTATIONS OF THE PURCHASER.

         Section 6.1. Purchase for Investment. Each Purchaser represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds with respect to which it has the requisite investment discretion and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or such pension or trust funds' property shall at all times be within such Purchaser's or such pension or trust funds' control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to so register the Notes or to qualify an indenture in respect thereof under the Trust Indenture Act of 1939.

         Section 6.2. Source of Funds. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by it to pay the purchase price of the Notes to be purchased by it hereunder:

                  (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account

Alliance Resource GP, LLC                               Note Purchase Agreement



         reserves and liabilities for all contracts held by or on behalf of such plan, exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement for such Purchaser most recently filed with such Purchaser's state of domicile; or

                  (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(I) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                  (d) the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e);

                  (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

                  (g) the Source is an insurance company separate account maintained solely in connection with the fixed contractual obligations of the insurance company under which the amounts payable, or credited, to any employee benefit plan (or its related trust) and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account.

If any Purchaser or any subsequent transferee of the Notes shall furnish to the Company any written disclosure pursuant to paragraph (b), (c) or (e) above, the Company shall deliver on the date of Closing or on the date of transfer, as applicable, a certificate, which shall state whether (i) it is a party in interest or a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to

Alliance Resource GP, LLC                               Note Purchase Agreement



paragraph (c) above, whether it or any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7. INFORMATION AS TO COMPANY; STATUS OF SUBSIDIARIES.

         Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

         (a) Quarterly Statements - within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                  (i) an unaudited consolidated balance sheet of the Company and its Restricted Subsidiaries as at the end of such quarter, and

                  (ii) unaudited consolidated statements of income, changes in partners' equity and cash flows of the Company and its Restricted Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth (commencing with the fiscal quarter ending December 31, 2000) in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the entities being reported on and their results of operations and cash flows, subject to changes resulting from normal, recurring year-end adjustments, provided that delivery within the time period specified above of copies of the MLP's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall, so long as the only material operating entity and other assets held by the MLP are, and the only material liabilities of the MLP are liabilities of, the Company (including for this purpose the Company's Subsidiaries) be deemed to satisfy the requirements of this Section 7.1(a);

         (b) Annual Statements - within 120 days after the end of each fiscal year of the Company, duplicate copies of,

                  (i) a consolidated balance sheet of the Company and its Restricted Subsidiaries, as at the end of such year, and

                  (ii) consolidated statements of income, changes in partners' equity and cash flows of the Company and its Restricted Subsidiaries, for such year,

setting forth (commencing with the fiscal year ending December 31, 2001) in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

Alliance Resource GP, LLC                               Note Purchase Agreement



                  (A) a report thereon of independent certified public accountants of recognized national standing, which report shall state that such financial statements present fairly, in all material respects, the financial position of the entities being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such report in the circumstances, and

                  (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any financial condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the MLP's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule l4a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall, so long as the only material operating entity and other assets held by the MLP are, and the only material liabilities of the MLP are liabilities of, the Company (including for this purpose the Company's Subsidiaries) be deemed to satisfy the requirements of this Section 7.1(b);

         (c) SEC and Other Reports -- promptly upon their becoming available, one copy of each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the MLP, the Company or any Restricted Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the MLP, the Company or any Restricted Subsidiary to unitholders of the MLP concerning developments that are Material;

         (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11 (f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

         (e) Actions, Proceedings -- promptly after a Responsible Officer of the Company becoming aware of the commencement thereof, notice of any action or proceeding relating to the Company or any Restricted Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

Alliance Resource GP, LLC                               Note Purchase Agreement



         (f) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                  (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof, or

                  (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

         (g) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

         (h) Rule 144A -- promptly upon the request of any holder of Notes, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act;

         (i) Year 2000 Compliance -- promptly after the Company's discovery or determination thereof, notice (in reasonable detail) that any computer application that is material to its or to any of its Subsidiaries' business and operations will not be Year 2000 Compliant (as defined in Section 5.21), except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect; and

         (j) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries, the ability of the Company to perform its obligations hereunder and under the Notes, or the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty Agreement, as from time to time may be reasonably requested by any such holder of Notes.

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Alliance Resource GP, LLC                               Note Purchase Agreement



         Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

         (a) Covenant Compliance -- any information (including detailed calculations where applicable) required to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.9, inclusive, 10.11 and 10.12 hereof during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence and specifying those adjustments in any items abstracted from such financial statements necessary to reflect the adjustments to GAAP provided for in this Agreement); and

         (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Restricted Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action, if any, shall have been taken or is proposed to be taken with respect thereto.

         Section 7.3. Inspection. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

         (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld and with an opportunity for one or more Responsible Officers to be present, it being understood that the failure of such Responsible Officers to be present shall not preclude the representatives of such holder from proceeding with such meeting) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

         (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries so long as one or more Responsible Officers has an opportunity to be present, it being understood that the failure of such Responsible Officers to be present shall not preclude the representatives of such holder from proceeding with such meeting), all at such times and as often as may be requested.

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Alliance Resource GP, LLC                               Note Purchase Agreement



         Section 7.4. Change in Status of Subsidiaries. (a) So long as no Default or Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, upon not less than 30 days' prior written notice given to each holder of a Note, designate a previously Restricted Subsidiary as an Unrestricted Subsidiary or a previously Unrestricted Subsidiary (including a new Subsidiary designated on the date of its formation or acquisition) which satisfies the requirements of clauses (i), (ii) and (iii) of the definition of "Restricted Subsidiary" as a Restricted Subsidiary, provided that immediately after such designation and after giving effect thereto no Default or Event of Default shall have occurred and be continuing, and the Company would be permitted, pursuant to the provisions of Section 10.1(a) to incur at least $1 of additional Debt owing to a Person other than a Restricted Subsidiary, and provided further that after such designation the status of such Subsidiary had not been changed more than twice.

         (b) Any notice of designation pursuant to this Section 7.4 shall be accompanied by a certificate signed by a Responsible Officer of the Company stating that the provisions of this Section 7.4 have been complied with in connection with such designation and setting forth the name of each other Subsidiary (if any) which has or will become a Restricted Subsidiary or an Unrestricted Subsidiary, as the case may be, as a result of such designation.

SECTION 8. PREPAYMENT OF THE NOTES.

         Section 8.1. Required Prepayments. On August 20, 2005 and on each August 20 thereafter to and including August 20, 2013, the Company will prepay $18,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to
Section 8.2 or Section 8.3 the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment.

         Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus any applicable Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid, and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

         Section 8.3. Prepayment Out of Proceeds of Transfer. In the event that the Company shall elect to apply all or any portion of the proceeds of any Transfer of assets to the repayment or prepayment of unsubordinated Debt of the Company or a Restricted Subsidiary as contemplated in Section 10.7(B),

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Alliance Resource GP, LLC                               Note Purchase Agreement



the Company will give written notice ("Company Notice") of such election to all holders of the Notes. The Company Notice shall (i) describe the facts and circumstances of such sales, leases or other dispositions in reasonable detail,
(ii) set forth the aggregate amount of such proceeds (the "Designated Proceeds") which it intends to apply to the prepayment or repayment of unsubordinated Debt,
(iii) contain an offer by the Company to prepay on a stated date (the "Prepayment Date"), which shall be a Business Day not more than 60 days and not less than 30 days after such Company Notice, an amount equal to (x) the principal amount of the Notes held by each holder which bears the same relationship to the aggregate amount of such Designated Proceeds as the aggregate principal amount of all Notes held by such holder bears to the aggregate principal amount of all then outstanding Debt (including the Notes) with respect to which a portion of such Designated Proceeds is to be applied, plus (y) interest on the principal amount of Notes to be prepaid to the Prepayment Date, but without any Make-Whole Amount (showing in such offer the amount of interest which would be paid on such Prepayment Date), and (iv) request each holder to notify the Company in writing by a stated date, which date shall be not less than 15 days after such holder's receipt of the Company Notice, of its acceptance or rejection of such prepayment offer. If a holder does not notify the Company as provided in subclause (iv) above, then such holder shall be deemed to have rejected such offer.

         Section 8.4. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.1 or Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Partial prepayments of the Notes pursuant to Section 8.3 shall be allocated as therein provided.

         Section 8.5. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         Section 8.6. Purchase of Notes. The Company will not and will not permit any Subsidiary or Affiliate controlled by the Company or any Subsidiary to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement. The Company will promptly cancel all Notes acquired by it, any Subsidiary or any Affiliate controlled by the Company or any Subsidiary and no Notes may be delivered in substitution or exchange for any such Notes.

         Section 8.7. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

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Alliance Resource GP, LLC                               Note Purchase Agreement



                  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with generally accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate (or such other display as may replace Page 678 on the Telerate) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H. 15
         (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and
         (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Note Purchase Agreement Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

Alliance Resource GP, LLC                               Note Purchase Agreement



                  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12. 1, as the context requires.

SECTION 9. AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         Section 9.1. Compliance with Law. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.2. Insurance. The Company will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective Material properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self insurance, if adequate reserves are maintained with respect thereto) as is customary (with respect to such types, terms, amounts and reserves) in the case of entities of established reputations engaged in the same or a similar business and similarly situated and consistent with the existing practices of the Company and its Restricted Subsidiaries as of the date hereof.

         Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has reasonably concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.4. Payment of Taxes. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the

Alliance Resource GP, LLC                               Note Purchase Agreement



Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 9.5. Existence, Etc. The Company will at all times preserve and keep in full force and effect its existence as a limited liability company or limited partnership, as the case may be. Subject to and except as permitted by Sections 10.6 and 10.7, the Company will at all times preserve and keep in full force and effect the corporate, limited liability company or partnership existence, as the case may be, of each of its Restricted Subsidiaries and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in fun force and effect such existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

         Section 9.6. Ranking; Covenant to Secure Notes Equally. The Company will ensure that, at all times, all liabilities of the Company under the Notes will rank in right of payment either pari passu or senior to all other Debt of the Company except for Debt which is preferred as a result of being secured as permitted by Section 10.3 (but then only to the extent of such security). The Company will, if it or any Restricted Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of Section 10.3 (unless prior, written consent to the creation or assumption thereof shall have been obtained pursuant to Section 17), make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured.

SECTION 10. Negative Covenants.

         The Company covenants that so long as any of the Notes are outstanding:

         Section 10.1. Incurrence of Debt, Transfer of Qualifying Securities. The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt other than:

         (a) Debt of the Company or any Restricted Subsidiary if, on the date the Company or such Restricted Subsidiary becomes liable with respect to any such Debt, and immediately after giving effect thereto and the concurrent retirement of any other Debt (the "Determination Date"):

                  (i) no Default or Event of Default exists; and

                  (ii) any such Debt of a Restricted Subsidiary is permitted pursuant to Section 10.2; and

                  (iii) if the Determination Date is prior to December 31, 1999, the aggregate outstanding principal amount of Debt of the Company and its Restricted Subsidiaries does not exceed $230,000,000; and

                  (iv) (A) if the Determination Date is on or after December 31, 1999 and prior to September 30, 2000, the ratio of Consolidated Cash Flow for the period of such number of consecutive complete fiscal quarters of the Company as shall have elapsed following Closing and

Alliance Resource GP, LLC                               Note Purchase Agreement



         ending on, or most recently ended prior to, the Determination Date to Consolidated Interest Expense for such period is not less than 2.25 to 1, or

                           (B) if the Determination Date is on or after
                  September 30, 2000, the ratio of Consolidated Cash Flow for the period of four consecutive fiscal quarters of the Company ending on, or most recently ended prior to, the Determination Date to Consolidated Interest Expense for such period is not less than 2.25 to 1; and

                  (v) (A) if the Determination Date is on or after December 31, 1999 and prior to September 30, 2000, the ratio of Consolidated Net Debt on the Determination Date to Consolidated Cash Flow for the period of such number of consecutive complete fiscal quarters of the Company as shall have elapsed following Closing and ending on, or most recently ended prior to, the Determination Date is not greater than 4 to 1, or

                  (B) if the Determination Date is on or after September 30, 2000, the ratio of Consolidated Net Debt on the Determination Date to Consolidated Cash Flow for the period of four consecutive fiscal quarters of the Company ending on, or most recently ended prior to, the Determination Date is not greater than 4 to 1;

provided, however, that in making the calculations required by the foregoing Sections 10.1(a)(iv)(A) and 10.1(a)(v)(A) with respect to any period ending prior to September 30, 2000 and thus containing fewer than four consecutive complete fiscal quarters, the applicable amounts of Consolidated Cash Flow and Consolidated Interest Expense shall be determined by calculating the respective amounts thereof for such period and multiplying the result so obtained by a fraction whose numerator is 4 and whose denominator is the number of consecutive complete fiscal quarters in such period); provided, further, that notwithstanding the foregoing provisions of this Section 10.1, if any Determination Date shall fall on or after the last day of any fiscal quarter of the Company but prior to the earlier of the date on which financial statements for the period in question are delivered or are required to be delivered as specified in Section 7.1, then, (x) if the last day of such fiscal quarter is December 31, 1999, Section 10.1(a)(iii) (and not Section 10.1(a)(iv) or (v)) shall apply, and (y) if the last day of such fiscal quarter is any subsequent date, Sections 10.1(a)(iv) and (v) shall apply and computations shall be made using financial information from the Company's fiscal quarter that ended on the last day of the Company's then second most recently ended fiscal quarter; and

         (b) Debt of the Company or any Restricted Subsidiary, in addition to the Debt permitted pursuant to the provisions of clause (a) of this Section 10.1, (I) owing to the Company, (II) subordinated to the Notes in a manner satisfactory to the Required Holders and owing to a Subsidiary Guarantor or a Wholly-Owned Restricted Subsidiary or (III) Debt consisting of obligations of Subsidiary Guarantors under (x) the Subsidiary Guaranty Agreement or (y) the Bank Facility Guaranties which are executed and remain outstanding in conformity with the provisions of Section 10.10.

         For the purposes of this Section 10.1,

                  (i) any Person becoming a Restricted Subsidiary after the date hereof shall be deemed to have incurred all of its then outstanding Debt at the time it becomes a Restricted Subsidiary,

Alliance Resource GP, LLC                               Note Purchase Agreement



         and any Person Refinancing any Debt shall be deemed to have incurred such Debt at the time of such Refinancing; and

                  (ii) any Transfer of any Qualifying Securities (other than the Transfer thereof to the pledgee in satisfaction of the Debt secured thereby) shall be deemed to constitute the incurrence of a principal amount of Debt of the Company equal to the aggregate principal amount of the Qualifying Securities so Transferred and the Company will not permit such Transfer unless the Company would, on the date of such Transfer, be permitted under the provisions of Section 10.1(a) to incur at least $1 of additional Debt owing to a Person other than a Restricted Subsidiary.

         Section 10.2. Priority Debt. The Company will not at any time permit the sum of (x) the aggregate unpaid principal amount of all Consolidated Adjusted Restricted Subsidiary Debt, plus (y) the aggregate unpaid principal amount of all Debt of the Company secured by Liens pursuant to the provisions of
Section 10.3(k) to exceed 15% of Consolidated Total Assets determined as of the end of the then most recently completed fiscal quarter of the Company.

         Section 10.3. Liens. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

         (a) Liens for property taxes, assessments or other governmental charges which are not yet due and payable and delinquent or the validity of which is being contested in good faith in compliance with Section 9.4;

         (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the amount, applicability or validity thereof is being contested by the Company or such Restricted Subsidiary on a timely basis in good faith and by appropriate proceedings, and the Company or a Restricted Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Restricted Subsidiary;

         (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

         (d) any attachments or judgment Liens for the payment of money in an aggregate amount not to exceed $10,000,000, provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are contested by the Company or such Restricted Subsidiary on a

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Alliance Resource GP, LLC                               Note Purchase Agreement



timely basis in good faith and by appropriate proceedings, and the Company or a Restricted Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Restricted Subsidiary;

         (e) leases or subleases granted to others, zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee), and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property or impair the use of such property;

         (f) Liens on property or assets of the Company or any of its Restricted Subsidiaries securing Debt owing to the Company or to a Wholly-Owned Restricted Subsidiary or a Subsidiary Guarantor;

         (g) Liens on personal property leased under leases (including synthetic leases) entered into by the Company which are accounted for as operating leases in accordance with GAAP;

         (h) at any time before December 31, 2001, Liens on Qualifying Securities securing that portion of Debt incurred to purchase or carry the Qualifying Securities and any continuing Lien after such date under the Pledge Agreement executed pursuant to the Bank Facility on the date of Closing, but only to the extent that such Lien continues as a result of a default under the Bank Facility (a "Bank Default") that constitutes an Event of Default hereunder (and upon the occurrence of any such Event of Default hereunder the same shall continue as an Event of Default until waived by the Required Holders without regard to whether the Bank Default is cured or waived);

         (i) easements, exceptions or reservations in any property of the Company or any Restricted Subsidiary granted or reserved for the purpose of pipelines, roads, the removal of oil, gas, coal or other minerals, and other like purposes, or for the joint or common use of real property, facilities and equipment, which are incidental to, and do not materially interfere with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

         (j) Liens on documents of title and the property covered thereby securing obligations in respect of letters of credit that are commercial letters of credit (i.e., obtained for the purpose of paying all or a portion of the purchase price of such property);

         (k) other Liens securing Debt not otherwise permitted by paragraphs (a) through (j), provided that on the date any such Lien is created, incurred or assumed and immediately after giving effect to the incurrence of any related Debt and the concurrent retirement of any other Debt, the Company is in compliance with the provisions of Section 10.2; and

         (l) Liens reflected in Schedule 5.15 securing Debt of the Company and its Restricted Subsidiaries on the date of Closing, but only until the time of Closing in the case of the Debt and/or Liens referenced in items 1, 3, 5 and 14 of such Schedule.


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For the purposes of this Section 10.3, any Person becoming a Restricted
Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Restricted Subsidiary.

         Section 10.4. Restricted Payments.

         (a) Limitation. The Company will not, and will not permit any of its Restricted Subsidiaries to, at any time, declare or make, or incur any liability to declare or make, any Restricted Payment except for the Restructuring Payment; provided that, from and after the fulfillment of all of the Assumption Conditions, the Company may make one Restricted Payment in each fiscal quarter of the Company if:

                  (i) the amount of such Restricted Payment would not exceed the Available Cash for the immediately preceding fiscal quarter of the Company;

                  (ii) before and after giving effect to such Restricted Payment, the ratio of Consolidated Net Debt on the date of declaration thereof to Consolidated Cash Flow for the period of the lesser of (A) four consecutive complete fiscal quarters of the Company most recently ended or (B) such number of consecutive complete fiscal quarters of the Company as shall have elapsed following Closing and ending on, or most recently ended prior to, such declaration is not greater than 4.25 to 1; provided, however, that in making the calculations required by the foregoing provisions of this Section 10.4(a)(ii) with respect to any period ending prior to September 30, 2000 and thus containing fewer than four consecutive complete fiscal quarters, the applicable amounts of Consolidated Cash Flow and Consolidated Interest Expense shall be determined by calculating the respective amounts thereof for such period and multiplying the result so obtained by a fraction whose numerator is 4 and whose denominator is the number of consecutive complete fiscal quarters in such period; and

                  (iii) no Default or Event of Default would exist before or after such Restricted Payment.

         (b) Time of Payment. Each Restricted Payment shall be made within 60 days of declaration thereof, and, notwithstanding any other provision of this
Section 10.4 if the payment would have been permitted as of the date of such declaration, such payment shall be permitted if made during such 60-day period.

         Section 10.5. Restrictions on Dividends of Subsidiaries, Etc. Except for the Bank Facility and this Agreement, the Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any agreement which would restrict any Restricted Subsidiary's ability or right to pay dividends to, or make advances to or Investments in, the Company or, if such Restricted Subsidiary is not directly owned by the Company, the "parent" Subsidiary of such Restricted Subsidiary.

         Section 10.6. Mergers and Consolidations. The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or be a party to a merger with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided, however, that the Company or any Restricted Subsidiary may consolidate or merge with, or convey, transfer or lease substantially all of its assets to, any other Person so long as (i) the surviving


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entity (if not the Company or such Restricted Subsidiary) or the transferee or lessee is a solvent partnership, limited liability company or corporation organized and existing under the laws of the United States of America or any State thereof, (ii) (a) in the case of the Company, if the Company is not the surviving entity, or it shall convey, transfer or lease its assets to another Person, the surviving entity, transferee or lessee expressly assumes in writing the Company's obligations under the Notes and this Agreement, and (b) in the case of a Restricted Subsidiary, if such Restricted Subsidiary is not the surviving entity, or it shall convey, transfer or lease its assets to another Person, the surviving entity, transferee or lessee shall be, or upon consummation of such transaction, become, a Restricted Subsidiary with respect to which the Company shall have at least the same degree of ownership and control as it had with respect to such disappearing Restricted Subsidiary and, in the case of a Restricted Subsidiary which is a Subsidiary Guarantor, such surviving entity, transferee or lessee shall expressly assume, in writing, the obligations of such disappearing Subsidiary Guarantor in respect of its Subsidiary Guaranty Agreement, and (c) in the case of either clause (a) or (b) above, the Company shall have caused to be delivered to each holder of Notes an opinion of independent counsel satisfactory to such holders to the effect that all agreements or instruments effecting such assumptions are enforceable in accordance with their terms and comply with the terms thereof, (iii) at the time of such consolidation, merger, conveyance, transfer or lease and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and (iv) the Company or the surviving entity or transferee of a transaction involving the Company would be permitted by the provisions of
Section 10.1 (a) to incur at least $1 of additional Debt owing to a Person other than a Restricted Subsidiary. Upon consummation of any such conveyance or transfer (other than by way of lease) of substantially all of the assets of the Company or any successor Person, the transferor shall be released from its obligations hereunder and under the Notes, but no such lease shall have the effect of releasing the Company or any other Person that shall have become such in the manner prescribed in this Section 10.6 from its liability hereunder or under the Notes.

         Section 10.7. Transfer of Assets. The Company will not, and will not permit any Restricted Subsidiary to, Transfer assets (except assets Transferred for Fair Market Value in the ordinary course of business); provided that the foregoing restrictions do not apply to:

                  (1) the Transfer of assets (x) by the Company to a Wholly-Owned Restricted Subsidiary, or (y) by a Restricted Subsidiary to the Company or to another Restricted Subsidiary with respect to which the Company shall have at least the same degree of ownership and control as it had with respect to the transferring Restricted Subsidiary, or (z) constituting Capital Stock of an Unrestricted Subsidiary; or

                  (2) the Transfer of assets for cash or other property to a Person or Persons if all of the following conditions are met:

                  (i) such assets (valued at net book value at the time of such Transfer) do not, together with all other assets of the Company and its Restricted Subsidiaries previously Transferred (valued at net book value at the time of their Transfer) (other than in the ordinary course of business) within 365 days immediately preceding the date of such Transfer, exceed 10% of Consolidated Total Assets (determined as of the last day of the fiscal year of the Company ending on, or most recently ended prior to, such Transfer);


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                  (ii) in the opinion of the board of directors of the Company, such Transfer is for Fair Market Value and is in the best interests of the Company; and

                  (iii) immediately after giving effect to such Transfer, and the application of the proceeds thereof, no Default or Event of Default would exist.

         Computations under this Section 10.7 shall include all issues or sales of any Capital Stock of any class (including as Capital Stock for the purposes of this Section 10.7, any warrants, rights or options to purchase or otherwise acquire shares or similar equity interests or other Securities exchangeable for or convertible into shares or similar equity interests) of any Restricted Subsidiary to any Person other than the Company or a Wholly-Owned Restricted Subsidiary, except Capital Stock issued or sold for the purpose of qualifying directors, or except Capital Stock issued or sold in satisfaction of the validly pre-existing preemptive rights of minority shareholders or interest holders in connection with the simultaneous issuance of shares to the Company and/or Restricted Subsidiaries whereby the Company and/or such Restricted Subsidiaries maintain their same proportionate interest in such Restricted Subsidiary.

         Computations under this Section 10.7 shall not include any Transfer of assets for Fair Market Value, to the extent that all or any portion of an amount equal to such Fair Market Value is applied, within 365 days after the date of such transaction, to:

                           (A) the purchase, acquisition or construction of
                  similar assets which are to be used in the business of the Company and its Restricted Subsidiaries and are not subject to Liens not permitted pursuant to Section 10.3; or

                           (B) the repayment or prepayment of Qualified Debt;
                  provided that the Company has, on or prior to the application of any such proceeds to the repayment or prepayment of any other Qualified Debt, offered to repay or prepay the Notes, pro rata with all other Qualified Debt then being repaid or prepaid (with any such repayment or prepayment of the Notes to be made in accordance with the terms of Section 8.3).

         For purposes of this Section 10.7 the term "Qualified Debt" shall mean unsubordinated Debt of the Company or a Restricted Subsidiary other than

                  (i) unsubordinated Debt owing to the Company or to any Affiliate or Restricted Subsidiary; and

                  (ii) unsubordinated Debt in respect of any revolving credit or similar credit facility providing the Company or any Restricted Subsidiary with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with payment of such unsubordinated Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of the proceeds applied to the payment of such unsubordinated Debt; provided, however, that if any such revolving credit or similar facility also contains a term (or other similar) facility such term (or other similar facility) shall constitute Qualified Debt.


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         Section 10.8. Mining Restrictions. The Company will maintain a controlled reserve base of sufficient mineable tonnage of coal such that the ratio of aggregate controlled mineable tons of coal over current annual production levels is greater than 125% of the remaining term of the Notes. For purposes of this Section 10.8, a "controlled reserve base" of coal denotes the aggregate of coal reserves which may be economically and legally mined by the Company or a Restricted Subsidiary at the time of the controlled reserve base determination. In making any determination of reserves for the purposes of this
Section 10.8, the Company may include properties ("Option Properties") which may be acquired by the Company or a Restricted Subsidiary under a valid and enforceable option or purchase contract which is subject to no conditions other than the payment of the purchase price provided for under such option or contract (the "Contract Price"), provided that to the extent and for as long as the Company shall elect to include Option Properties in any such determination
(x) an amount equal to the Contract Price could then be incurred as Debt under the provisions of Section 10.1(a) ("Notional Debt") and (y) for all purposes of Sections 10.1(a) and 10.4(a)(ii) an amount equal to all such Notional Debt shall be considered to be outstanding Debt.

         Section 10.9. Restricted Investments. The Company will not, and will not permit any Restricted Subsidiary to, make any Investments other than Permitted Investments.

         In valuing any Investments for the purpose of applying the limitations set forth in this Section 10.9 such Investments shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation thereof, but less any amount repaid or recovered on account of capital or principal.

         For purposes of this Section 10.9, at any time when a Person becomes a Restricted Subsidiary, all Investments of such Person at such time shall be deemed to have been made by such Person, as a Restricted Subsidiary, at such time.

         Section 10.10. Subsidiary Guaranty Agreement. The Company will not permit any Restricted Subsidiary which is not at the time a Subsidiary Guarantor to be or become obligated with respect to any Guarantee of Debt of the Company under the Bank Facility ("Bank Facility Guarantees") unless, concurrently with, or prior to, becoming liable with respect to such Bank Facility Guarantee, such Restricted Subsidiary (a "New Guarantor") shall have (x) executed and delivered a Subsidiary Guaranty Supplement to the Subsidiary Guaranty Agreement thereby becoming a party thereto and a Consent and Agreement to the Intercreditor Agreement as provided therein, (y) provided to each of the holders of Notes copies of such Subsidiary Guaranty Supplement and Consent and Agreement and a legal opinion with respect thereto substantially in the form of the opinion contemplated in Exhibit 4.4(b) with respect to such New Guarantor and the Subsidiary Guaranty Agreement and (z) demonstrated to the satisfaction of the Required Holders that such New Guarantor is Solvent. All Bank Facility Guarantees will be in form and substance substantially identical to the Subsidiary Guaranty Agreement (with only such changes as are necessary to properly reflect the parties and Debt involved) and the beneficiaries of such Bank Facility Guaranties shall have become parties to the Intercreditor Agreement in the manner provided for therein. The Company will not permit any Subsidiary Guarantor to make any payments on or in respect of any Debt of the Company guaranteed by such Subsidiary Guarantor except following and as a consequence of a default under the Bank Facility and a demand made under the Bank Facility Guarantees.


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         Section 10.11. Nature of Business. Neither the Company nor any
Restricted Subsidiary will engage in any business if, as a result, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the date of Closing, as described in the Memorandum.

         Section 10.12. Transactions with Affiliates. Except as set forth in the Prospectus contained in the Registration Statement under the headings "Certain Relationships and Related Transactions" and "Conflicts of Interest and Fiduciary Responsibilities", the Company will not and will not permit any Restricted Subsidiary to enter into, directly or indirectly, any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable (taken as a whole, as determined in good faith by the Board of Directors of the General Partner) to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

SECTION 11. EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

         (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

         (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

         (c) the Company defaults in the performance of, or compliance with, any term contained in Section 7.1(d) or Section 10; or

         (d) the Company defaults in the performance of, or compliance with, any term contained herein (other than those terms referred to in paragraphs (a), (b) and (c) of this Section 11) or in the Assumption Agreement (other than as to those terms referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

         (e) any representation or warranty made in writing by or on behalf of the Company or the Transferee Company or any Original Subsidiary Guarantor or by any officer of the General Partner, the Company, the Transferee Company or any Original Subsidiary Guarantor in this Agreement, the Assumption Agreement, an Original Subsidiary Guaranty Agreement or in any writing furnished in connection with the transactions contemplated hereby (including, without limitation, the assumption of all obligations of the Company under this Agreement and the Notes by the Transferee Company), taken as a



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whole, proves to have been false or incorrect in any material respect on the date as of which made (except to the extent that any such representation or warranty relates to any earlier date, in which case it shall have been false or incorrect in any material respect as of such earlier date); or

         (f) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or makewhole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt of the Company or a Restricted Subsidiary in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of such Debt to convert such Debt into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000, or (y) one or more Persons have the right to require the Company or any Restricted Subsidiary so to purchase or repay such Debt; or

         (g) the Company or the General Partner unless timely replaced by a new General Partner to the extent permitted by the Company's Partnership Agreement or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes action for the purpose of any of the foregoing; or

         (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or the General Partner or any Restricted Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or the General Partner or any Restricted Subsidiary, or any such petition shall be filed against the Company or the General Partner or any Restricted Subsidiary and such petition shall not be dismissed or appointment discharged within 60 days unless, in the case of the General Partner, timely replaced by a new General Partner to the extent permitted by the Company's Partnership Agreement; or

         (i) any judgments or orders, either individually or in the aggregate, for the payment of money aggregating in excess of $10,000,000 shall be rendered against one or more of the Company and its Restricted Subsidiaries and either
(i) enforcement proceedings shall have been commenced by any creditor thereon or
(ii) there shall be any period of 60 consecutive days during which a stay of such


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judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this paragraph (i) if and so long as (x) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and the insurer covering payment thereof and (y) such insurer, which shall be rated at least "A" by A.M. Best Company at the time the policy of insurance was issued, has been notified of, and has not disputed the claim made for payment of, or the amount of such judgment or order; or

         (j) any Subsidiary Guaranty Agreement shall cease to be in full force and effect in any material respect or shall be declared by a court or Governmental Authority to be void, voidable or unenforceable against the applicable Subsidiary Guarantor, or the Company, any Subsidiary or the MLP (or any Person on behalf of any thereof) asserts any of the foregoing in writing or before any court or Governmental Authority; or

         (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under
Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,
(iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(k) the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA; or

         (l) if the Company's Partnership Agreement shall be amended, supplemented or restated in any manner that is reasonably likely to result in a Material Adverse Effect or which is otherwise materially adverse to the interests of the holders of the Notes; or

         (m) if the MLP Agreement shall be amended, supplemented or restated in any manner that is reasonably likely to result in a Material Adverse Effect or which is otherwise materially adverse to the interests of the holders of the Notes; or

         (n) if the MLP or any entity controlled by the MLP shall purchase or otherwise acquire, directly or indirectly, any of the outstanding Notes except, in the case of the Company, upon the payment or prepayment of the Notes in accordance with the terms of this Agreement.


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SECTION 12. REmEDIES ON DEFAULT, ETC.

         Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company or the General Partner described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) to the extent that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

         (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

         (c) If any Event of Default described in paragraph (a) or (b) of
Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Note's becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1 (or shall have become due and payable as provided in the Intercreditor Agreement - a "Special Acceleration"), the Required Holders (but subject to the terms of the Intercreditor Agreement in the case of a Special Acceleration), by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been


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waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, attorneys' fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

         Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Notes being surrendered as set forth in Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

         Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which


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Alliance Resource GP, LLC                               Note Purchase Agreement



evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

         (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $200,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

         (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

         Section 13.4. Name of Company. Notes delivered pursuant to this Section 13 subsequent to the effectiveness of the Assumption Agreement shall be executed by, and be issued in the name of, Alliance Resource Operating Partners, L.P, or its successor as obligor under this Agreement and the Notes.

SECTION 14. PAYmENTs ON Notes.

         Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York City, New York at the principal office of The Chase Manhattan Bank in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in New York State or the principal office of a bank or trust company in New York State.

         Section 14.2. Home Office Payment. So long as any Purchaser or such Purchaser's nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or such Purchaser's nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section
13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.


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Alliance Resource GP, LLC                               Note Purchase Agreement



SECTION 15. EXPENSES, ETC.

         Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company shall not, in connection with any of the matters described in this Section 15.1, be liable for the costs and expenses of more than one separate legal firm, and separate local counsel as reasonably required, unless a holder of a Note reasonably determines that its interests as such a holder differ from the interests of other holders of Notes so as to require separate legal advice. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by such Purchaser or holder).

         Section 15.2. Survival. The obligations of the Company under this
Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AmENDmENT AND WAivER.

         Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each


                                      -36-
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Alliance Resource GP, LLC                               Note Purchase Agreement




Note at the time outstanding affected thereby, (i) subject to the provisions of
Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

         Section 17.2. Solicitation of Holders of Notes.

         (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

         (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates or Restricted Subsidiaries shall be deemed not to be outstanding.



                                      -37-
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Alliance Resource GP, LLC                               Note Purchase Agreement



SECTION 18. NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to a Purchaser or such Purchaser's nominee, to such Purchaser or such Purchaser's nominee at the address specified for such communications for such Purchaser signature on Schedule A, or at such other address as such Purchaser or such Purchaser's nominee shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                  (iii) if to the Company, to the Company at

                                    Alliance Resource GP, LLC
                                    1717 South Boulder Avenue
                                    Tulsa, OK 74119
                                    Attention:  Michael L. Greenwood

         or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received or the date on which delivery of such notice is rejected by the addressee.

SECTION 19. REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by each Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to each Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.



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Alliance Resource GP, LLC                               Note Purchase Agreement



SECTION 20. CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Company, any Subsidiary, the MLP, the General Partner, the Special General Partner or Alliance Coal Corporation in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by such Purchaser as being confidential information of the Company, such Subsidiary or such Affiliate, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements or business data delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed with the Company in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20 by delivery of a letter substantially in the form of Exhibit 20 hereto), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed with the Company in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20 by delivery of a letter substantially in the form of Schedule 20 hereto), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound as a "Purchaser" by and to be entitled as such to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.



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Alliance Resource GP, LLC                               Note Purchase Agreement



SECTION 21. SUBSTITUTION OF PURCHASER.

         Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Purchaser's Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 22. MISCELLANEOUS.

         Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not, except that the benefits of Sections 7.1, 7.2, 7.3, 13.1, 13.3 and 14.2 shall be limited as therein provided.

         Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of, or Make-Whole Amount or interest on, any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

         Section 22.6. Governing Law. (a) THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

         (b) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Notes, the Subsidiary Guaranty Agreement, or the Assumption Agreement or any of the other documents ancillary hereto or thereto (collectively, the "Note Documents") to which it is or is to be a party, or for recognition or enforcement of any judgment, and the Company hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding, to the extent permitted by law, may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Note Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any other Note Document in the courts of any jurisdiction.

         (c) The Company irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Note Documents to which it is or is to be a party in any New York State or federal court. The Company hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

         (d) THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE NOTE DOCUMENTS, THE USE OF THE PROCEEDS OF THE NOTES OR THE ACTIONS OF ANY NOTEHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         Section 22.7. Recourse Only to the Company and the Subsidiary Guarantors; Non-Recourse to the General Partner and Associated Persons. Upon the Assumption Agreement becoming effective as provided in Section 6 thereof, each Purchaser agrees on behalf of itself and its successors, assigns and legal representatives, and each subsequent holder of any Note (by acceptance thereof) shall be deemed so to have agreed, that neither the General Partner nor any Person (other than the Transferee Company or a Subsidiary Guarantor or the Special General Partner) which is a partner, shareholder, member, owner, officer, director, supervisor, trustee or other principal (collectively, "Associated Persons") of the Transferee Company or of the General Partner or of a Subsidiary Guarantor, or any of their respective successors or assigns (as such), shall have any personal liability for the payment or performance of any of the Company's obligations hereunder or under any of the Notes and no monetary or other judgment shall be sought or enforced against the General Partner or any of such Associated Persons or any of their respective successors or assigns (as such). Notwithstanding the foregoing, no Purchaser shall be deemed barred by this Section 22.7 from asserting any claim against any Person based upon an allegation of fraud or misrepresentation.


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Alliance Resource GP, LLC                               Note Purchase Agreement






         The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth.

                                   Very truly yours,

                                        ALLIANCE RESOURCE GP, LLC


                                        By:   Alliance Resource Holdings,
                                              Inc., its sole member

                                              By   /s/ Michael L. Greenwood

                                                   Its   SVP & CFO




                                      -41-
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Alliance Resource GP, LLC                               Note Purchase Agreement





The foregoing Note Purchase Agreement is accepted as of the date first above written:



[VARIATION - See Conforming Note on the following page]



By: /s/ MICHAEL L. GREENWOOD
   ------------------------------
   Name:  Michael L. Greenwood
   Title: Chief Financial Officer




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Alliance Resource GP, LLC                               Note Purchase Agreement





                                 CONFORMING NOTE



Separate Note Purchase Agreements were entered into between the Company and each of the Purchasers, respectively. The Note Purchase Agreements were accepted and executed separately by the Purchasers as follows:



THE PRUDENTIAL INSURANCE COMPANY
         OF AMERICA


By:      /s/ Randall M. Kob
         Name:    Randall M. Kob
         Title:   Vice President



UNUM LIFE INSURANCE COMPANY
         OF AMERICA
By:      Provident Invest Ment Management, LLC
Its:     Agent


By:      /s/ David Fussell
         Name:    David Fussell
         Title:   Vice President



PROVIDENT LIFE AND ACCIDENT INSURANCE
         COMPANY
By:      Provident Invest Ment Management, LLC
Its:     Agent


By:      /s/ David Fussell
         Name:    David Fussell
         Title:   Vice President

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Alliance Resource GP, LLC                               Note Purchase Agreement




IDS LIFE INSURANCE COMPANY


By:      /s/ Lorraine R. Hart
         Name:    Lorraine R. Hart
         Title:   Vice President



AMERICAN ENTERPRISE LIFE INSURANCE
         COMPANY


By:      /s/ Lorraine R. Hart
         Name:    Lorraine R. Hart
         Title:   Vice President



SAFECO LIFE INSURANCE COMPANY


By:      /s/ Ronald Spaulding
         Name:    Ronald Spaulding
         Title:   Vice President, Treasurer



GENERAL ELECTRIC CAPITAL ASSURANCE
         COMPANY

By:      /s/ Morian C. Mooers
         Name:    Morian C. Mooers
         Title:   Investment Officer



COLONIAL PENN INSURANCE COMPANY


By:      /s/ Morian C. Mooers
         Name:    Morian C. Mooers
         Title:   Investment Officer

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Alliance Resource GP, LLC                               Note Purchase Agreement




FIRST COLONY LIFE INSURANCE
         COMPANY


By:      /s/ Morian C. Mooers
         Name:    Morian C. Mooers
         Title:   Investment Officer



HERITAGE LIFE INSURANCE COMPANY


By:      /s/ Jon M. Lucia
         Name:    Jon M. Lucia
         Title:   Assistant Vice President
                  Investments



GE CAPITAL LIFE ASSURANCE COMPANY
         OF NEW YORK

By:      /s/ Morian C. Mooers
         Name:    Morian C. Mooers
         Title:   Investment Officer

                                                           Principal Amount and
                                                             Denominations of
         Name and Address of Purchaser                     Notes to be Purchased
         -----------------------------                     ---------------------

   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA             $95,000,000 (No. R-1)
      (Notes to be registered in its name)                 $ 5,000,000 (No. R-2)


(1) All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds for credit to:

                  Account No. 890-0304-391 (in the case of payments on account of the Note (No. R-1) originally issued in the principal amount of $95,000,000 (the "First Note")

                  Account No. 890-0304-944 (in the case of payments on account of the Note (No. R-2) originally issued in the principal amount of $5,000,000 (the "Second Note")

         in each case at:      The Bank of New York
                               New York, New York
                               (ABA No.:  021-000-018)

         Each such wire transfer shall set forth the name of the Company, a reference to (a) in the case of the First Note, "8.31% Senior Notes due August 20, 2014, Security No. !INV6722!, PPN 01878@ AA 3, (b) in the case of the Second Note, "8.31% Senior Notes due August 20, 2014, Security No. !INV6722!, PPN 01878@ AA 3, and (c) in each case, the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)      Address for all notices relating to payments:

         The Prudential Insurance Company of America
         c/o Investment Operations Group
         Gateway Center Four, 10th Floor
         100 Mulberry Street
         Newark, New Jersey 07102-4077
                  Attention:  Manager

(3)      Address for all other communications and notices:

         The Prudential Insurance Company of America
         c/o Prudential Capital Group
         2200 Ross Avenue, Suite 4200E
         Dallas, TX 75201
                  Attention:  Managing Director

(4)      Recipient of telephonic prepayment notices:

         Manager, Trade Management Group
         Telephone:  973-367-3141
         Telecopier: 973-802-4925

(5)      Tax Identification No.: 22-1211670


                                   SCHEDULE A

                          (to Note Purchase Agreement)

Alliance Resource GP, LLC                               Note Purchase Agreement




                                                           Principal Amount and
                                                             Denominations of
         Name and Address of Purchaser                     Notes to be Purchased
         -----------------------------                     ---------------------

      FIRST COLONY LIFE INSURANCE COMPANY                  $10,000,000 (No. R-3)
(Notes to be registered in name of SALKELD & CO.)


(1) All payments on account of the Notes shall be made by wire transfer of Federal or other immediately available funds to:

                           Bankers Trust Company
                           14 Wall Street
                           New York, NY 10005
                           SWIFT Code:  BKTR US 33
                           ABA #021001033
                           Account Number  99-911-145
                           FCC #: 098069
                           Ref: security description, coupon, maturity, PPN, identifying principal or interest.

(2) The address for all other notices, statements and other communications is as follows:

                           GE Financial Assurance
                           Account: First Colony Life Insurance Company Two Union Square, 601 Union Street
                           Seattle, WA 98101
                           Attention: (see below)

                           All amendment requests, financial statements and reports shall be marked to the attention as follows:

                                    Attn:  Investment Dept., Private Placements
                                    Telephone No:  206-516-4954
                                    Fax No:  206-516-4863

                           All notices with respect to payments and written confirmation of each such payment shall be marked to the attention as follows:

                                    Attn:  Investment Accounting
                                    Telephone No:  206-516-2871
                                    Fax No:  206-516-4740

(3)      Taxpayer Identification Number:    54-0596414

Alliance Resource GP, LLC                               Note Purchase Agreement




                                                           Principal Amount and
                                                             Denominations of
         Name and Address of Purchaser                     Notes to be Purchased
         -----------------------------                     ---------------------

   GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
(Notes to be registered in name of SALKELD & CO.)          $10,000,000 (No. R-4)



(1) All payments on account of the Notes shall be made by wire transfer of Federal or other immediately available funds to:

                           Bankers Trust Company
                           14 Wall Street
                           New York, NY 10005
                           SWIFT Code:  BKTR US 33
                           ABA #021001033
                           Account Number  99-911-145
                           FCC #:  097817
                           Ref: security description, coupon, maturity, PPN, identifying principal or interest.

(2) The address for all other notices, statements and other communications is as follows:

                           GE Financial Assurance
                           Account:  GECA LTC
                           Two Union Square, 601 Union Street
                           Seattle, WA 98101
                           Attention: (see below)

                           All amendment requests, financial statements and reports shall be marked to the attention as follows:

                                    Attn:  Investment Dept., Private Placements
                                    Telephone No:  206-516-4954
                                    Fax No:  206-516-4863

                           All notices with respect to payments and written confirmation of each such payment shall be marked to the attention as follows:

                                    Attn:  Investment Accounting
                                    Telephone No:  206-516-2871
                                    Fax No:  206-516-4740

(3)      Taxpayer Identification Number:    91-6027719

Alliance Resource GP, LLC                               Note Purchase Agreement




                                                           Principal Amount and
                                                             Denominations of
         Name and Address of Purchaser                     Notes to be Purchased
         -----------------------------                     ---------------------


  GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK            $2,000,000 (No. R-5)
(Notes to be registered in name of SALKELD & CO.)


(1) All payments on account of the Notes shall be made by wire transfer of Federal or other immediately available funds to:

                           Bankers Trust Company
                           14 Wall Street
                           New York, NY 10005
                           SWIFT Code:  BKTR US 33
                           ABA #021001033
                           Account Number  99-911-145
                           FCC #:  097836
                           Ref: security description, coupon, maturity, PPN, identifying principal or interest.

(2) The address for all other notices, statements and other communications is as follows:

                           GE Financial Assurance
                           Account: GE Life and Annuity Assurance Company Two Union Square, 601 Union Street
                           Seattle, WA 98101
                           Attention: (see below)

                           All amendment requests, financial statements and reports shall be marked to the attention as follows:

                                    Attn:  Investment Dept., Private Placements
                                    Telephone No:  206-516-4954
                                    Fax No:  206-516-4863

                           All notices with respect to payments and written confirmation of each such payment shall be marked to the attention as follows:

                                    Attn:  Investment Accounting
                                    Telephone No:  206-516-2871
                                    Fax No:  206-516-4740

(3)      Taxpayer Identification Number:    22-2882416

Alliance Resource GP, LLC                               Note Purchase Agreement




                                                           Principal Amount and
                                                             Denominations of
         Name and Address of Purchaser                     Notes to be Purchased
         -----------------------------                     ---------------------

        COLONIAL PENN INSURANCE COMPANY                    $2,000,000 (No. R-6)
(Notes to be registered in name of SALKELD & CO.)


(1) All payments on account of the Notes shall be made by wire transfer of Federal or other immediately available funds to:

                           Bankers Trust Company
                           14 Wall Street
                           New York, NY 10005
                           SWIFT Code:  BKTR US 33
                           ABA #021001033
                           Account Number  99-911-145
                           FCC #:  098592
                           Ref: security description, coupon, maturity, PPN, identifying principal or interest.

(2) The address for all other notices, statements and other communications is as follows:

                           GE Financial Assurance
                           Account:  Colonial Penn Insurance Company
                           Two Union Square, 601 Union Street
                           Seattle, WA 98101
                           Attention: (see below)

                           All amendment requests, financial statements and reports shall be marked to the attention as follows:

                                    Attn:  Investment Dept., Private Placements
                                    Telephone No:  206-516-4954
                                    Fax No:  206-516-4863

                           All notices with respect to payments and written confirmation of each such payment shall be marked to the attention as follows:

                                    Attn:  Investment Accounting
                                    Telephone No:  206-516-2871
                                    Fax No:  206-516-4740

(3)      Taxpayer Identification Number:    23-2044095

Alliance Resource GP, LLC                               Note Purchase Agreement




                                                           Principal Amount and
                                                             Denominations of
         Name and Address of Purchaser                     Notes to be Purchased
         -----------------------------                     ---------------------

        HERITAGE LIFE INSURANCE COMPANY                    $1,000,000 (No. R-7)
(Notes to be registered in name of SALKELD & CO.)


(1) All payments on account of the Notes shall be made by wire transfer of Federal or other immediately available funds to:

                           Bankers Trust Company
                           14 Wall Street
                           New York, NY 10005
                           SWIFT Code:  BKTR US 33
                           ABA #021001033
                           Account Number  99-911-145
                           FCC #:  097825
                           Ref: security description, coupon, maturity, PPN, identifying principal or interest.

(2) The address for all other notices, statements and other communications is as follows:

                           GE Financial Assurance
                           Account:  Heritage Life Insurance Company
                           Two Union Square, 601 Union Street
                           Seattle, WA 98101
                           Attention: (see below)

                           All amendment requests, financial statements and reports shall be marked to the attention as follows:

                                    Attn:  Investment Dept., Private Placements
                                    Telephone No:  206-516-4954
                                    Fax No:  206-516-4863

                           All notices with respect to payments and written confirmation of each such payment shall be marked to the attention as follows:

                                    Attn:  Investment Accounting
                                    Telephone No:  206-516-2871
                                    Fax No:  206-516-4740

(3)      Taxpayer Identification Number:    86-0165716

Alliance Resource GP, LLC                               Note Purchase Agreement



                                                           Principal Amount and
                                                             Denominations of
         Name and Address of Purchaser                     Notes to be Purchased
         -----------------------------                     ---------------------

     UNUM LIFE INSURANCE COMPANY OF AMERICA                $15,000,000 (No. R-8)
(Notes to be registered in the name of CUDD & CO.)


(1)      ADDRESS ALL NOTICES REGARDING PAYMENTS
         and all other communications to:

         Provident Investment Management, LLC
         Private Placements
         One Fountain Square
         Chattanooga, Tennessee 37402
         Telephone:        (423) 755-8468
         Fax:              (423) 755-3351

(2)      All payments on account of the
         Notes shall be made by wire
         transfer of immediately available
         funds to:

         CUDD & CO.
         c/o The Chase Manhattan Bank
         New York, NY
         ABA No. 021 000 021
         SSG Private Income Processing
         A/C #900-9-000200
         Custodial Account No. G08287

         Please reference: Issuer:    Alliance Resource Operating Partners, L.P.
                           PPN        01878@ AA 3
                           Coupon:    8.31%
                           Principal  $
                                       --------
                           Interest   $
                                       --------


(3)      Taxpayer Identification Number:    13-6022143 (CUDD & CO.)

Alliance Resource GP, LLC                               Note Purchase Agreement



                                                           Principal Amount and
                                                             Denominations of
         Name and Address of Purchaser                     Notes to be Purchased
         -----------------------------                     ---------------------

  PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY            $10,000,000 (No. R-9)
(Notes to be registered in the name of CUDD & CO.)


(1)      ADDRESS ALL NOTICES REGARDING PAYMENTS
         and all other communications to:

         Provident Investment Management, LLC
         Private Placements
         One Fountain Square
         Chattanooga, Tennessee 37402
         Telephone:        (423) 755-8468
         Fax:              (423) 755-3351

(2)      All payments on account of the
         Notes shall be made by wire
         transfer of immediately available
         funds to:

         CUDD & CO.
         c/o The Chase Manhattan Bank
         New York, NY
         ABA No. 021 000 021
         SSG Private Income Processing
         A/C #900-9-000200
         Custodial Account No. G06704

         Please reference: Issuer:    Alliance Resource Operating Partners, L.P.
                           PPN        01878@ AA 3
                           Coupon:    8.31%
                           Principal  $
                                       --------
                           Interest   $
                                       --------

(3)      Taxpayer Identification Number:    13-6022143 (CUDD & CO.)

Alliance Resource GP, LLC                               Note Purchase Agreement





                                                          Principal Amount and
                                                            Denominations of
         Name and Address of Purchaser                    Notes to be Purchased
         -----------------------------                    ---------------------

       IDS LIFE INSURANCE COMPANY COMPANY                 $10,000,000 (No. R-10)
(Notes to be registered in the name of SHER Co.)


(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

                           Norwest Bank Minnesota
                           ABA # 091000019
                           For credit to American Express Trust Company Acct # 0000038500 For the benefit of: SHER Co.
                           (with sufficient information to identify the source and application of such funds)

(2)      Address for notices in respect of payments:

                           SHER Co.
                           1200 Northstar West Building
                           625 Marquette Avenue
                           Minneapolis, MN 55402
                           Fax:  612-671-2409

(3)      Address for all other notices:

                           American Express Financial Corporation
                           Attn:  Ron Angevine
                           733 Marquette Avenue
                           Minneapolis, MN 554021

(4)      Taxpayer Identification Number:    41-1430260

Alliance Resource GP, LLC                               Note Purchase Agreement




                                                           Principal Amount and
                                                             Denominations of
         Name and Address of Purchaser                     Notes to be Purchased
         -----------------------------                     ---------------------

     AMERICAN ENTERPRISE LIFE INSURANCE COMPANY            $5,000,000 (No. R-11)
(Notes to be registered in the name of WRAP TWO & Co.)


(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

                           Norwest Bank Minnesota
                           ABA # 091000019
                           For credit to American Express Trust Company
                           Acct # 0000038500
                           For the benefit of:  WRAP TWO & Co.
                           (with sufficient information to identify the source and application of such funds)

(2)      Address for notices in respect of payments:

                           WRAP TWO & Co.
                           1200 Northstar West Building
                           625 Marquette Avenue
                           Minneapolis, MN 55402
                           Fax:  612-671-2409

(3)      Address for all other notices:

                           American Express Financial Corporation
                           Attn:  Ron Angevine
                           733 Marquette Avenue
                           Minneapolis, MN 554021

(4)      Taxpayer Identification Number:    41-1435284

Alliance Resource GP, LLC                               Note Purchase Agreement




                                                          Principal Amount and
                                                            Denominations of
         Name and Address of Purchaser                    Notes to be Purchased
         -----------------------------                    ---------------------

         SAFECO LIFE INSURANCE COMPANY                    $15,000,000 (No. R-12)
(Notes to be registered in name of ATWELL & CO.)


(1) All payments on account of the Notes shall be made by bank wire or intra-bank transfer of Federal or other immediately available funds (identifying the issue upon which payment is being made and the application of the payment as between interest, principal and premium) to:

                           The Chase Manhattan Bank ABA #: 021000021 for credit to SAFECO Life Annuity - AFS account # P 21158
                                    Attention:   David Carrasquillo

(2)      Address for all notices and confirmations relating to payments:

                           The Chase Manhattan Bank
                           3 Chase Metro Tech Center
                           6th Floor
                           Brooklyn, NY 11245
                           Attn:    David Carrasquillo

(3)      Address for all other communications:

                           SAFECO Life Insurance Company
                           c/o SAFECO asset Management Co.
                           601 Union Street, Suite 2500
                           Seattle, WA 98101
                           Attention:       Michael-Ann McAboy
                                            Investment Department

(4)      Taxpayer Identification Number:     91-0742147 (SAFECO Life
                                               Insurance Company)
                                             13-6065575 (Atwell & Co.)

                                  DEFINED TERMS

GENERAL PROVISIONS

         Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the express requirements of this Agreement. All express or implied references herein to "the Company and the Restricted Subsidiaries" for the purposes of computing the consolidated financial position, results of operations, or other balance sheet or financial statement item (including, without limitation, Available Cash, Consolidated Cash Flow, Consolidated Income Tax Expense, Consolidated Interest Expense, Consolidated Net Income, Consolidated Non-Cash Charges and Consolidated Total Assets) shall be deemed to include only the Company and the Restricted Subsidiaries as separate legal entities (and for the purpose of such computations all such Restricted Subsidiaries shall be treated as being Wholly-Owned subsidiaries) and, unless otherwise expressly provided herein, shall not include the financial position, results of operations, or other such items, of any other Person (including, without limitation, an Unrestricted Subsidiary), whether or not, in any particular instance, such accounting treatment would be in accordance with GAAP.

DEFINITIONS

         As used herein (including the Schedules hereto), the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of the Capital Stock of such first Person or any subsidiary of such first Person or any corporation of which such first Person and the subsidiaries of such first Person beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of the Capital Stock, and (c) any officer or director of such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company; provided, however, the Company shall not be an Affiliate of any Restricted Subsidiary and no Restricted Subsidiary shall be an Affiliate of the Company or any other Restricted Subsidiary.

         "Asset Acquisition " means (a) an Investment by the Company or any Restricted Subsidiary in any other Person pursuant to which such Person shall become a Restricted Subsidiary or shall be merged with or into the Company or any Restricted Subsidiary, (b) the acquisition by the Company or any Restricted Subsidiary of the assets of any Person (other than a Restricted Subsidiary) which constitute all or substantially all of the assets of such Person or (c) the acquisition by the Company or any Restricted Subsidiary of any division or line of business of any Person (other than a Restricted Subsidiary).



                                   SCHEDULE B
                          (to Note Purchase Agreement)

         "Assumption Agreement" is defined in Schedule 4.8(d).

         "Assumption Conditions" is defined in Section 4.8(d).

         "Available Cash" means, with respect to any fiscal quarter ending prior to the Liquidation Date,

                  (a) the sum of (i) all cash and cash equivalents of the Partnership Group on hand at the end of such fiscal quarter, and (ii) all additional cash and cash equivalents of the Partnership Group on hand on the date of determination of Available Cash with respect to such fiscal quarter resulting from Working Capital Borrowings made subsequent to the end of such fiscal quarter, less

                  (b) the amount of any cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to (i) provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures and for anticipated future credit needs of the Partnership Group) subsequent to such fiscal quarter, (ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt installment or other agreement or obligation to which any Group Member is a party or by which it is bound or its assets are subject or (iii) provide funds for distributions under Section 6.4 or 6.5 of the MLP Agreement in respect of any one or more of the next four fiscal quarters; provided, however, that the General Partner may not establish cash reserves pursuant to (iii) above if the effect of such reserves would be that the MLP is unable to distribute the Minimum Quarterly Distribution on all Common Units, plus any Cumulative Common Unit Arrearage on all Common Units, with respect to such fiscal quarter, and provided further that disbursements made by a Group Member or cash reserves established, increased or reduced after the end of such fiscal quarter but on or before the date of determination of Available Cash with respect to such fiscal quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such fiscal quarter if the General Partner so determines.

         Notwithstanding the foregoing, "Available Cash " with respect to the fiscal quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

         For purposes of the definition of "Available Cash", the following terms shall have the following meanings:

                  "Common Unit" has the meaning assigned to such term in the MLP Agreement.

                  "Cumulative Common Unit Arrearage " has the meaning assigned to such term in the MLP Agreement.

                  "Group Member" means a member of the Partnership Group.

                  "Liquidation Date" means (a) in the case of an event giving rise to the dissolution of the Transferee Company of the type described in clauses (a) and (b) of the first sentence of Section 12.2 of the Partnership Agreement, the date on which the applicable time period during which the partners of the Transferee Company have the right to elect to reconstitute the Transferee Company and continue its business has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Transferee Company, the date on which such event occurs.

                  "Minimum Quarterly Distribution" has the meaning assigned to such term in the MLP Agreement.

                  MLP Agreement" means the Amended and Restated Agreement of Limited Partnership of the MLP, as it may be amended, supplemented or restated from time to time.

                  "Partnership Agreement" means the Agreement of Limited Partnership of the Transferee Company, as it may be amended, supplemented or restated from time to time.

                  "Partnership Group" means the Transferee Company and all Subsidiaries, treated as a single consolidated entity.

                  "Working Capital Borrowings" means borrowings under the Bank Facility giving rise to Debt incurred for working capital purposes and for the purpose of making distributions to the MLP.

         "Bank Facility" means the Debt facility made available to the Company for (i) the purchase of Qualifying Securities and/or (ii) for the provision of working capital, and/or (iii) the provision of additional funds for general partnership purposes, all pursuant to the Credit Agreement dated as of August 16, 1999 among Alliance Resource GP, LLC and the banks, financial institutions and other lenders parties thereto, The Chase Manhattan Bank ("Chase") as paying agent, Deutsche Bank AG, New York Branch, as documentation agent and Citicorp USA, Inc. and Chase as co-administrative agents, as from time to time amended, supplemented, modified or refinanced and any other credit agreements from time to time entered into by the Company for the purchase of Qualifying Securities and/or the provision of working capital and/or the provision of additional funds for general partnership purposes.

         "Business Day" means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provisions of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Tulsa, Oklahoma or New York City are required or authorized to be closed.

         "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

         "Capital Stock" shall mean, with respect to any Person, any and all shares, units representing interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, including, (x) with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers upon a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, (y) with respect to limited liability companies, member interests, and (z) with respect to any Person, any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

         "Closing" is defined in Section 3.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" means Alliance Resource GP, LLC, a Delaware limited liability company, subject however to the provisions of Section 1(b) of the Assumption Agreement from and after the time at which the same becomes effective in accordance with Section 6 thereof and the provisions of Section 10.6.

         "Company Notice" is defined in Section 8.3.

         "Confidential Information" is defined in Section 20.

         "Consolidated Adjusted Restricted Subsidiary Debt" means all Debt of Restricted Subsidiaries other than

                  (i) Debt owing to the Company or to a Restricted Subsidiary with respect to which the Company shall have at least the same degree of ownership and control as it does with respect to the indebted Restricted Subsidiary; and

                  (ii) Debt consisting of obligations of Subsidiary Guarantors under (x) the Subsidiary Guaranty Agreement or (y) the Bank Facility Guaranties which are executed and remain outstanding in conformity with the provisions of Section 10.10.

         "Consolidated Cash Flow" means, as of any date of determination for any applicable period, the excess, if any, of (a) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (i) Consolidated Net Income for such period, plus (ii) to the extent deducted in the determination of Consolidated Net Income for such period, without duplication,
(A) Consolidated Non-Cash Charges, (B) Consolidated Interest Expense and (C) Consolidated Income Tax Expense, over (b) any non-cash items increasing Consolidated Net Income for such period to the extent that such items constitute reversals of Consolidated Non-Cash Charges for a previous period and which were included in the computation of Consolidated Cash Flow for such previous period pursuant to the provisions of the preceding clause (a), provided that in calculating Consolidated Cash Flow for any such period, (1) full effect shall be given to the proviso to the definition of "Consolidated Interest Expense" set forth below and (2) Consolidated Cash Flow shall be calculated after giving effect on a pro forma basis for such period, in all respects in accordance with GAAP, to any Transfer or Asset Acquisitions (including, without limitation any Asset Acquisition by the Company or any Restricted

Subsidiary giving rise to the need to determine Consolidated Cash Flow as a result of the Company or one of its Restricted Subsidiaries (including any Person that becomes a Restricted Subsidiary as result of any such Asset Acquisition) incurring, assuming or otherwise becoming liable for any Debt) occurring during the period commencing on the first day of such period to and including the date of the transaction, as if such Transfer or Asset Acquisition occurred on the first day of such period.

         "Consolidated Income Tax Expense" means, with respect to any period, all provisions for Federal, state, local and foreign income taxes of the Company and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Interest Expense" means, as of the date of any determination for any applicable period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP): (a) all interest in respect of Debt of the Company and its Restricted Subsidiaries whether paid or accrued (including non-cash interest payments and imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, and (b) all debt discount (but not expense) amortized or required to be amortized in the determination of Consolidated Net Income for such period, less (c) all interest earned or accrued with respect to Qualifying Securities during such period; provided that for purposes of making any computation pursuant to Section 10.1(a)(iii), (iv) or (v) or Section 10.4(a)(ii) (including any calculation of Consolidated Cash Flow relating thereto), Consolidated Interest Expense (A) shall be determined on a pro forma basis giving effect to the incurrence of all Debt (and the application of proceeds thereof) which either (x) is the subject of such computation, or (y) was issued after the end of such period and prior to such date of computation, as if all of such Debt had been incurred (and the proceeds thereof applied) on the first day of such period, and (B) shall not be reduced by the amount of any interest earned or accrued with respect to Transferred Qualifying Securities during such period for the purposes of any computation then being made under clause (ii) of the last sentence of Section 10.1. In computing Consolidated Interest Expense for any period prior to the end of the first four fiscal quarters ending after the date of Closing, Consolidated Interest Expense of the Company and the Restricted Subsidiaries shall be determined with respect to the principal amount of Debt actually outstanding from time to time but on the basis of interest accruing at a rate equal to the weighted average interest rate payable on the date of determination with respect to Debt outstanding under the Notes and the Bank Facility, rather than the rates of interest actually applicable to the Debt refinanced thereby.

         "Consolidated Net Debt" means, as of any date of determination, the aggregate outstanding principal amount of all Debt of the Company and its Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP; less the principal amount of all Qualifying Securities held by the Company and its Restricted Subsidiaries.

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Company and its Restricted Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, provided that there shall be excluded:

                  (a) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

                  (b) the income (or loss) of any Person (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Restricted Subsidiary in the form of cash dividends or similar cash distributions,

                  (c) the undistributed earnings of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary,

                  (d) any aggregate net gain or loss during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets, and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities), and

                  (e) any net income or gain or loss during such period from (i) any change in accounting principles in accordance with GAAP, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, or (iii) any extraordinary or unusual items.

         "Consolidated Non-Cash Charges" means, with respect to the Company and its Restricted Subsidiaries for any period, the aggregate depreciation, depletion and amortization (other than amortization of debt discount and expense), the non-cash portion of advance royalties and any non-cash employee compensation expenses for such period, in each case, reducing Consolidated Net Income of the Company and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Total Assets" means, at any time, the total assets and properties of the Company and its Restricted Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such time prepared in accordance with GAAP.

         "Contribution Agreement" means the Contribution Agreement to be entered into as of the date of Closing between the Company and the Transferee Company in order to implement the Contribution Transactions.

         "Contribution Transactions" means the transactions referred to in the initial recital of the Assumption Agreement and more fully described in and occurring pursuant to the Contribution Agreement.

         "Debt" means, with respect to any Person, without duplication,

                  (a) its liabilities for borrowed money;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) its Capital Lease Obligations;

                  (d) all liabilities secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks or other financial institutions (whether or not representing obligations for borrowed money), other than any thereof incurred in the ordinary course of business of such Person and which are issued (i) to support such Person's obligations in respect of worker's compensation or unemployment insurance laws, the payment of retirement benefits or performance guarantees relating to coal deliveries or insurance deductibles and which shall exceed no more than $10,000,000 in the aggregate at any time outstanding for all of the foregoing or (ii) in respect of current trade payables of such Person;

                  (f) Swaps of such Person, to the extent required to be reflected on a balance sheet of such Person prepared as of any date of determination in accordance with GAAP;

                  (g) Preferred Stock of Restricted Subsidiaries owned by Persons other than the Company, a Subsidiary Guarantor or a Wholly-Owned Restricted Subsidiary; and

                  (h) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.

         Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (h) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means with respect to any Note that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of such Note or (ii) the rate of interest publicly announced by Citibank, N.A. as its "base" or "prime" rate.

         "Designated Proceeds" is defined in Section 8.3.

         "Distribution " means, in respect of any corporation, association or other business entity:

                  (a) dividends or other distributions or payments on Capital Stock of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

                  (b) the redemption, retirement, purchase or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, substantially contemporaneously, with the net proceeds of (or utilizing funds or other property valued in an amount not exceeding the net proceeds of) a sale of such stock or other equity interests or from a contribution to the equity of such corporation, association or other business.

         "Environmental Laws " means any and all applicable Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

         "Event of Default" is defined in Section 11.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "General Partner" means, from and after the fulfillment of the Assumption Conditions, Alliance Resource Management GP, LLC, a Delaware limited liability company, and its successors and permitted assigns as the managing general partner of the Transferee Company.

         "Governmental Authority" means

                  (a) the government of

                           (i) the United States of America or any State or
                  other political subdivision thereof, or

                            (ii) any other jurisdiction in which the Company or
                   any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guaranty" and, with correlative meaning, "Guaranteed" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

                  (a) to purchase such Debt or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such Debt, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt of the ability of any other Person to make payment of the Debt; or

                  (d) otherwise to assure the owner of such Debt against loss in respect thereof.

In any computation of the Debt of the obligor under any Guaranty, the Debt that is the subject of such Guaranty shall be assumed to be a direct obligation of such obligor. The amount of any Guaranty shall be equal to the outstanding amount of the Debt guaranteed, or such lesser amount to which the maximum exposure of such Person shall have been specifically limited.

         "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "Holder" or "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

         "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Intercreditor Agreement" means an agreement substantially in the form of the Intercreditor Agreement attached hereto as Exhibit 4.6, as the same may be amended and be from time to time in effect.

         "Investment" means any investment, made in cash or by delivery of property, by the Company or any of its Restricted Subsidiaries (i) in any Person, whether by acquisition of stock, debt or other obligations or Security, or by loan, guaranty of any debt, advance, capital contribution or otherwise, or
(ii) in any property.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest, production payment or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements); provided, however, "Lien" shall not include any negative pledge nor any royalty interest or overriding royalty interest under any lease, sublease or other similar agreement entered into in the ordinary course of business.

         "MLP " means Alliance Resource Partners, L.P., a Delaware limited partnership.

         "Make-Whole Amount" is defined in Section 8.7.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Restricted Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, (b) the ability of the Company to perform its payment obligations, its obligations under Sections 9 or 10 or any other material obligations under this Agreement and the Notes, (c) the ability of a Subsidiary Guarantor to perform its payment obligations or other material obligations under the Subsidiary Guaranty Agreement, or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty Agreement.

         "Memorandum" is defined in Section 5.3.

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

         "Notes" is defined in Section 1.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of Alliance Coal Corporation whose responsibilities extend to the subject matter of such certificate.

         "Original Subsidiary Guaranty Agreement" is defined in Section 4.5.

         "Original Subsidiary Guarantor" means a Restricted Subsidiary which is identified as an Original Subsidiary Guarantor in Schedule 5.4.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Permitted Investments " means, at any time, all of the following:

                  (a) Investments in property to be used in the ordinary course of business of the Company and its Restricted Subsidiaries;

                  (b) Investments in current assets arising from the sales of goods and services in the ordinary course of business of the Company and its Restricted Subsidiaries;

                  (c) Investments in one or more Restricted Subsidiaries or any Person that concurrently with such Investment becomes a Restricted Subsidiary;

                  (d) Investments by the Restricted Subsidiaries in the Company otherwise expressly permitted in this Agreement;

                  (e) Investments in United States Governmental Securities maturing within one year (or, in the case of Qualifying Securities, two years) from the date of acquisition;

                  (f) Investments in certificates of deposit, banker's acceptances or other bank instruments maturing within one year (or, in the case of Qualifying Securities, two years) from the date of acquisition thereof, issued by Acceptable Banks;

                  (g) Investments in Repurchase Agreements;

                  (h) Investments in obligations of any state of the United States of America, or any municipality of any such state, in each case rated "AA" or better by S&P, "Aa2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing, provided that such obligations mature within one year from the date of acquisition thereof;

                  (i) Investments in commercial paper maturing in 270 days or less from the date of issuance which, at the time of acquisition by the Company or any Restricted Subsidiary, is rated Al or better by S&P or P1 or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing; and

                  (j) Other Investments, provided that the aggregate of all such other Investments would not exceed 10% of Consolidated Total Assets.

As used in this definition of "Permitted Investments ":

                  "Acceptable Bank " means (i) any bank or trust company (a) which is organized under the laws of the United States of America or any State thereof, (b) which has capital, surplus and undivided profits aggregating at least $500,000,000, and (c) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "AA-" or better by S&P, "Aa3" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing or the commercial paper or other short-term unsecured debt obligations of which (or the short-term unsecured debt obligations of the holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "Al " or better by S&P or "Prime 1 " or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing or (ii) any bank party to the Bank Facility..

                  "Acceptable Broker-Dealer" means any Person other than a natural person (i) which is registered as a broker or dealer pursuant to the Exchange Act and (ii) whose long-term unsecured debt obligations shall have been given a rating of "AA-" or better by S&P, "Aa3" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Repurchase Agreement" means any written agreement.

                  (a) that provides for (i) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Company or any of its Restricted Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the "Transfer Price") by the Company or such Restricted Subsidiary to such Acceptable Bank or Acceptable Broker-Dealer, and (ii) a simultaneous agreement by the Company or such Restricted Subsidiary, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds,

                  (b) in respect of which the Company or such Restricted Subsidiary shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

                  (c) in connection with the Company or such Restricted Subsidiary, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien on such United States Governmental Securities.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

                  "United States Governmental Security" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United Sates of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

         "Person" means an individual, partnership, joint venture, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "Prepayment Date" is defined in Section 8.3.

         "Preferred Stock" of any Person means any class of Capital Stock of such Person that is preferred over any other class of Capital Stock of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

         "Pro Forma Financial Statements" means the financial statements of the Company and its Restricted Subsidiaries contained in the Registration Statement and giving effect, on a pro forma basis, to the completion of the Restructuring Transactions, all as more specifically described in Section 5.5(b).

         "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "Purchaser" and "Purchasers" are defined in Section 2.

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Qualified Debt" is defined in Section 10.7.

         "Qualifying Securities" means Investments of the Company or any Restricted Subsidiary of the type described in clauses (e) through (i) of the definition of the term "Permitted Investments" but only to the extent that (x) such Investments have been purchased with the proceeds of Debt under the Bank Facility and other available funds (not exceeding $50,000,000 in aggregate amount) and have been pledged to secure the payment of the Term Loan under the Bank Facility (not exceeding $50,000,000 in aggregate principal amount at any time outstanding) and (y) the acquisition of such Investments and the incurrence of such Debt and the making of such pledge shall be effected only in connection with maintenance or expansion capital expenditures to be made by the Company and its Restricted Subsidiaries; provided, that, solely for purposes of this definition, Investments described in clauses (e) and (f) of the definition of the term "Permitted Investments" may have a maturity of up to two years from their date of acquisition by the Company or a Restricted Subsidiary.

         "Registration Statement" shall mean the Registration Statement on Form S-1 of Alliance Resource Partners L.P. (Registration No. 33-78845) filed with the Securities and Exchange Commission on May 20, 1999, as amended by Amendment No. 1, filed with the Securities and Exchange Commission on June 30, 1999, Amendment No. 2, filed with the Securities and Exchange Commission on July 20, 1999, Amendment No. 3, filed with the Securities and Exchange Commission on July 23, 1999 Amendment No. 4, filed with the Securities and Exchange Commission on August 9, 1999 and Amendment No. 5, filed with the Securities and Exchange Commission on August 13, 1999 in the form when declared effective by the Commission and as amended, and as reflected in the final prospectus filed pursuant to Rule 424(b) under the Securities Act, in each case on or prior to the date of this Agreement.

         "Required Holders" means, at any time, the holders of at least 60% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of the General Partner with responsibility for the administration of the relevant portion of this Agreement or the Subsidiary Guaranty Agreement, as applicable.

         "Restricted Payment" means any Distribution in respect of the Company or a Restricted Subsidiary (other than, in the case of a Restricted Subsidiary, a Distribution made to the Company or another Restricted Subsidiary or a Distribution constituting or resulting in a Permitted Investment), including, without limitation, any Distribution resulting in the acquisition by the Company of securities that would constitute treasury stock. For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (x) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (y) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

         "Restricted Subsidiary" means any Subsidiary (i) of which more than 50% (by number of votes) of each class of (x) Voting Stock, and (y) all other securities convertible into, exchangeable for or representing the right to purchase, Voting Stock is beneficially owned, directly or indirectly, by the Company, (ii) which is organized under the laws of the United States or any State thereof, (iii) which maintains substantially all of its assets and conducts substantially all of its business within the United States, and (iv) which is properly designated as such by the Company in the most recent notice (or, prior to any such notice, on Schedule 5.4, including Alliance Coal LLC) with respect to such Subsidiary given by the Company pursuant to and in accordance with the provisions of Section 7.4.

         "Restructuring Transactions" shall mean the Contribution Transactions and the transactions described in clauses 1, 2, 4, 5 and 6 of Schedule 4.8(d).

         "Restructuring Payment" means the Restricted Payment to be made on the Closing Date in connection with the Restructuring Transactions as contemplated by the Registration Statement (under the heading "Use of Proceeds") in an aggregate amount not exceeding $320 million.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Security" has the meaning set forth in section 2(a)(1) of the Securities Act.

         "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the General Partner.

         "Solvent" or "Solvency" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Special General Partner" means Alliance Resource GP, LLC, a Delaware limited liability company, and its successors and permitted assigns as a special general partner of the Transferee Company.

         "Subsidiary" shall mean, with respect to any Person, any corporation, limited liability company, partnership, joint venture, association, trust or other entity of which (or in which) more than 50% of (a) the issued and outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interests in the capital or profits of such partnership, limited liability company, joint venture or association with ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such partnership, limited liability company, joint venture or association, or (c) the beneficial interests in such trust or other entity with ordinary voting power to elect a majority of the board of trustees (or Persons performing similar functions) of such trust or other entity, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its Subsidiaries, or by one or more of such Person's other Subsidiaries.

         "Subsidiary Guaranty Agreement" means an agreement substantially in the form of the Subsidiary Guaranty Agreement attached hereto as Exhibit 4.5, as the same may be amended and be from time to time in effect.

         "Subsidiary Guarantor" means an Original Subsidiary Guarantor or another Restricted Subsidiary which, subsequent to the date of Closing, executes and delivers a Subsidiary Guaranty Supplement pursuant to the provisions of
Section 10.10, in each case so long as the Subsidiary Guaranty Supplement of such Person and the Intercreditor Agreement, as it relates to such Subsidiary, remains in full force and effect.

         "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "Transfer" means, with respect to any Person, any transaction in which such Person sells, conveys, abandons, transfers, leases (as lessor), or otherwise disposes of any of its assets; provided, however, that "Transfer" shall not include (i) the granting of any Liens permitted to be granted pursuant to this Agreement, (ii) any transfer of assets permitted pursuant to Section 10.6, (iii) the making of any

Restricted Payment permitted pursuant to Section 10.4 or (iv) the making of any Investment permitted pursuant to Section 10.9.

         "Transferee Company" means Alliance Resource Operating Partners, L.P., a Delaware limited partnership.

         "Unrestricted Subsidiary" means a Subsidiary which is not a Restricted Subsidiary.

         "Voting Stock" means, (i) Securities of any class of classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or Persons performing similar functions) or
(ii) in the case of a partnership, limited liability company or joint venture, interests in the profits or capital thereof entitling the holders of such interests to approve major business actions.

         "Wholly-Owned Restricted Subsidiary" means, at any time, any Restricted Subsidiary at least ninety-eight percent (98%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted Subsidiaries at such time.

                              ASSUMPTION CONDITIONS

         1. The Company shall have transferred to the Transferee Company a 99.999% membership interest in Alliance Coal LLC, a Delaware limited liability company.

         2. There shall have been authorized, executed and delivered by or on behalf of the Transferee Company an agreement substantially in the form of the Assumption Agreement attached to this Schedule as Annex I (the "Assumption Agreement").

         3. The Transferee Company shall have delivered to each Purchaser certificates certifying as to:

                  (a) resolutions of the Board of Directors of Alliance Resource Holdings, Inc., sole member of the Special General Partner, and

                  (b) resolutions of the Board of Directors of the Special General Partner (at the time of adoption of such resolutions and at the time of delivery of such certificate, the sole general partner of the Transferee Company), which resolutions in each case authorize, among other things, the execution and delivery by or on behalf of the Transferee Company of, and the performance by the Transferee Company of its obligations under (i) the Assumption Agreement (the "Senior Notes Assumption Agreement"), (ii) the Assumption Agreement relating to the Bank Facility (the "Bank Facility Assumption Agreement" and, with the Senior Notes Assumption Agreement, the "Assumption Agreements"), and
(iii) each other agreement or instrument referred to in the Assumption Agreements as containing obligations to be assumed by the Transferee Company pursuant thereto.

         4. All obligations of the Company under the Bank Facility shall have been assumed by the Transferee Company; all rights of the Company under said Bank Facility shall have accrued to the Transferee Company; and such Bank Facility shall be in full force and effect.

         5. The MLP shall have issued and sold limited partnership units to the public for an aggregate net sale price of at least $110,000,000.

         6. The MLP shall have contributed $110,000,000 net cash proceeds from the sale of its limited partnership units to the Transferee Company and it shall own a 98.9899% limited partnership interest in the Transferee Company.

         7. Each Purchaser shall have received, in form and substance satisfactory to such Purchaser, the opinions referred to in Sections 4.4(a)-(e) inclusive, of the Note Purchase Agreement covering such matters incident to the Transferee Company's assumption of the obligations of the Company under the Note Purchase Agreement and the Notes and the other transactions contemplated herein as such Purchaser or such Purchaser's special counsel may reasonably request.


                                 SCHEDULE 4.8(d)
                          (to Note Purchase Agreement)

                        FORM OF ASSUMPTION AGREEMENT

         ASSUMPTION AGREEMENT dated as of August 20, 1999 made by ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the "Transferee Company'), in favor of the persons or entities listed on Schedule A attached hereto (the "Noteholders"), each of which is a party to that certain Note Purchase Agreement dated as of August 16, 1999 (the "Note Purchase Agreement") of Alliance Resource GP, LLC, a Delaware limited liability company that is the special general partner of the Transferee Company (the "Company"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Note Purchase Agreement.

                                   WITNESSETH:

         WHEREAS, pursuant to the Contribution Agreement dated as of August 20, 1999, between the Company and the Transferee Company, the Company has conveyed
(i) a 99.999% membership interest in (i) Alliance Coal LLC, a Delaware limited liability company, and (ii)certain Qualifying Securities, to the Transferee Company in exchange for a .001% general partner interest and a 99.9899% limited partner interest in the Transferee Company and the assumption by the Transferee Company all of the rights, duties, liabilities and obligations of the Company, including, without limitation, all of the rights, duties, liabilities and obligations of the Company under the Note Purchase Agreement and the Notes (the "Transaction "); and

         WHEREAS, the Transferee Company, as the transferee of such assets of the Company pursuant to the Transaction, shall receive direct and indirect benefits by reason of the investments made by the Noteholders under the Note Purchase Agreement (which benefits are hereby acknowledged); and

         WHEREAS, the Note Purchase Agreement requires, as a condition precedent to the issuance and sale of the Notes, that the Transferee Company execute and deliver this Agreement;

         Now THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Transferee Company hereby agrees as follows:

                  1. Assumption. (a) The Transferee Company, as the transferee of the above described assets of the Company pursuant to the Transaction, hereby unconditionally and expressly assumes, confirms and agrees to perform and observe each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities of the Company under the Note Purchase Agreement and the Notes and under any documents, instruments or agreements executed and delivered or furnished by the Company in connection therewith.

                  (b) From and after the effectiveness of this Agreement (as provided in Section 6 hereof), unless the context clearly otherwise requires, all references to "the Company" in the Note Purchase Agreement or any Note or any other document, instrument or agreement (other than this Agreement) executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to the Transferee Company, except that references to the Company as at any time prior to the consummation of the initial



                                     ANNEX I
                 (to Schedule 4.8(d) to Note Purchase Agreement)
         issuance, sale and delivery of the Notes under the Note Purchase
         Agreement and satisfaction of all conditions precedent thereto shall continue as references to the Company.

                  2. Representations and Warranties. The Transferee Company hereby accepts and assumes all obligations and liabilities of the Company related to each representation or warranty made by the Company in the Note Purchase Agreement or any other document, instrument or agreement executed and delivered or furnished in connection therewith. In addition, the Transferee Company further represents, warrants and affirms for the benefit of the Noteholders that, after giving effect to the Assumption Conditions:

                           (a) Organization; Power and Authority; Ownership. The
                  Transferee Company is a limited partnership duly formed and validly existing under the laws of the State of Delaware, and is duly licensed or qualified as a foreign limited partnership in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Transferee Company has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and to perform the provisions hereof.

                           (b) Authorization, Etc. This Agreement has been duly
                  authorized by all necessary action on the part of the Board of Directors of Alliance Coal Corporation, a Delaware corporation, which is the sole general partner of the Transferee Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Transferee Company enforceable against the Transferee Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (c) Compliance with Laws, Other Instruments, Etc. The
                  execution, delivery and performance by the Transferee Company of this Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Transferee Company or any Restricted Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, articles of formation, partnership agreement, operating agreement or other agreement or instrument to which the Transferee Company or any Restricted Subsidiary is bound or by which the Transferee Company or any Restricted Subsidiary or any of their respective properties may be bound or affected, (ii) result in a breach of any of the terms, conditions or provisions of any Material order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Transferee Company or any Restricted Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Transferee Company or any Restricted Subsidiary.

                  (d) Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Transferee Company of this Agreement.

                  (e) Pari Passu Ranking. The Transferee Company's obligations under the Notes, and the Note Purchase Agreement will rank at least pari passu, without preference or priority with all of the outstanding unsecured and unsubordinated Debt of the Transferee Company.

                  (f) Default. No Default or Event of Default has occurred and is continuing under the Note Purchase Agreement.

         3. Further Assurances. At any time and from time to time, upon any Noteholder's request and at the sole expense of the Transferee Company, the Transferee Company will promptly execute and deliver any and all further instruments and documents and will take such further action as such Noteholder may reasonably deem necessary to effect the purposes of this Agreement.

         4. Amendment, Etc. No amendment or waiver of any provision of this Agreement shall be effective, unless the same be in writing and executed in accordance with the provisions of the Note Purchase Agreement.

         5. Notices Under Section 18(iii) of Note Purchase Agreement. From and after the effectiveness of this Agreement (as provided in Section 6 hereof), all notices and communications to the Company under the Note Purchase Agreement shall be sent to:

                        Alliance Resource Operating Partners, L.P.
                        1717 South Boulder Avenue
                        Tulsa, OK 74119
                        Attention:  Michael L. Greenwood

         6. Binding Effect; Assignment; Effectiveness. This Agreement shall be binding upon the Transferee Company, and shall inure to the benefit of the Noteholders and their respective successors and assigns. This Agreement shall take effect as of a moment in time one nanosecond following the initial issuance, sale and delivery of the Notes by the Company to the holders of the Notes pursuant to the Note Purchase Agreement.

         7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                  ALLIANCE REsouRcE OPERATING PARTNERS, L.P.

                                  By: Alliance Resource Management GP, LLC, its Managing General Partner

                                  By:
                                     -------------------------------------
                                       Name:
                                       Title:


Agreed and consented to as of
the date first above written

ALLIANCE REsouRcE GP, LLC


By:
   -------------------------------------
     Name:
     Title:

                              OWNERSHIP OF COMPANY







                                  Schedule 5.1
                          (to Note Purchase Agreement)

                              DISCLOSURE MATERIALS





                                      NONE


                                  Schedule 5.3
                          (to Note Purchase Agreement)

                      SUBSIDIARIES OF COMPANY AND OWNERSHIP
                          OF SUBSIDIARIES CAPITAL STOCK







                                  Schedule 5.4
                          (to Note Purchase Agreement)

                              FINANCIAL STATEMENTS








                                  Schedule 5.5
                          (to Note Purchase Agreement)

                               CERTAIN LITIGATION






                                  Schedule 5.8
                          (to Note Purchase Agreement)

                             LICENSES, PERMITS, ETC.







                                  Schedule 5.11
                          (to Note Purchase Agreement)

                                 USE OF PROCEEDS







                                  Schedule 5.14
                          (to Note Purchase Agreement)

                             EXISTING DEBT AND LIENS






                                  Schedule 5.15
                          (to Note Purchase Agreement)

                                 [FORM OF NOTE]

                            ALLIANCE RESOURCE GP, LLC

                      8.31% SENIOR NOTE DUE AUGUST 20, 2014

No. [R-_]                                                                [Date]
$[___________]                                                PPN:  01878@ AA 3

         FOR VALUE RECEIVED, the undersigned, ALLIANCE RESOURCE GP, LLC (herein called the "Company"), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________] or registered assigns, the principal sum of [__________] DOLLARS on August 20, 2014 with interest (computed on the basis of a 360-day year of twelve 30-day months)
(a) on the unpaid balance thereof at the rate of 8.31% per annum. from the date hereof, payable semiannually, on the twentieth day of February and August in each year, commencing with the February or August next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum. from time to time equal to the greater of (i) 10.31% or (ii) the rate of interest publicly announced by The Chase Manhattan Bank from time to time as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of The Chase Manhattan Bank in New York City or at such other place as provided in the Note Purchase Agreement referred to below.

         This Note is one of the 8.31% Senior Notes (herein called the "Notes"), issued pursuant to the Note Purchase Agreement, dated as of August 16, 1999 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the applicable representation set forth in
Section 6.2 of the Note Purchase Agreement, and (iii) to have made the agreement contained in Section 22.7 of the Note Purchase Agreement. The Notes are entitled to the benefits of a Subsidiary Guaranty Agreement and an Intercreditor Agreement (each as defined in the Note Purchase Agreement).

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.


                                   Exhibit 1
                          (to Note Purchase Agreement)

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York.

                                  ALLIANCE REsouRcE GP, LLC

                                  By:    Alliance Resource Holdings, Inc.,
                                          its sole member



                                  By
                                    -------------------------------------------
                                       Its
                                          -------------------------------------




                                      1-2

               FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY
                     AND THE ORIGINAL SUBSIDIARY GUARANTORS


         The closing opinion of Andrews & Kurth L.L.P., special counsel for the Company, which is called for by Section 4.4(a) of the Note Purchase Agreement shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers and shall cover such matters incident to the transactions contemplated hereby as the Purchasers or the Purchasers' special counsel may reasonably request.










                                 Exhibit 4.4(a)
                          (to Note Purchase Agreement)

                   FORM OF OPINION OF COUNSEL FOR THE COMPANY
                     AND THE ORIGINAL SUBSIDIARY GUARANTORS

         The closing opinion of Crowell & Moring LLP., counsel for the Company, which is called for by Section 4.4(b) of the Note Purchase Agreement shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers and shall cover such matters incident to the transactions contemplated hereby as the Purchasers or the Purchasers' special counsel may reasonably request.









                                 Exhibit 4.4(b)
                          (to Note Purchase Agreement)

           FORM OF OPINION OF COUNSEL TO THE COMPANY AND THE ORIGINAL
                              SUBSIDIARY GUARANTORS

         The closing opinion of Thomas L. Pearson, counsel for the Company and the Original Subsidiary Guarantors, which is called for by Section 4.4(c) of the Note Purchase Agreement, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers and and shall cover such matters incident to the transactions contemplated hereby as the Purchasers or the Purchasers' special counsel may reasonably request.





                                 Exhibit 4.4(c)
                          (to Note Purchase Agreement)

                       FORM OF OPINION OF SPECIAL COUNSEL
                               FOR THE PURCHASERS

         The closing opinion of Willkie Farr & Gallagher, special counsel for the Purchasers, which is called for by Section 4.4(d) of the Note Purchase Agreement, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall and shall cover such matters incident to the transactions contemplated hereby as the Purchasers or the Purchasers' special counsel may reasonably request.




                                 Exhibit 4.4(d)
                          (to Note Purchase Agreement)

                      FORM OF SUBSIDIARY GUARANTY AGREEMENT





                                 Exhibit 4.4(d)
                          (to Note Purchase Agreement)

                          SUBSIDIARY GUARANTY AGREEMENT

                           Dated as of August 16, 1999

                                      From

                           THE GUARANTORS NAMED HEREIN

                                       and

                  THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

                                  as Guarantors

                                   in favor of

            THE HOLDERS OF THE 8.31% SENIOR NOTES DUE AUGUST 20, 2014
                                       OF
                            ALLIANCE RESOURCE GP, LLC




                                      1-3

                                TABLE OF CONTENTS

SECTION                                                                                                                PAGE

1. Guaranty; Limitation of Liability......................................................................................1


2. Guaranty Absolute......................................................................................................2


3. Waivers and Acknowledgments............................................................................................3


4. Subrogation............................................................................................................4


5. Representations and Warranties.........................................................................................5


6. Covenants..............................................................................................................5


7. Amendments, Guaranty Supplements, Etc..................................................................................5


8. Notices, Etc...........................................................................................................6


9. No Waiver; Remedies....................................................................................................6


10. Right of Set-off......................................................................................................6


11. Indemnification.......................................................................................................6


13. Continuing Guaranty; Transfer of Notes................................................................................8


14. Execution in Counterparts.............................................................................................8


15. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc................................................................8



Exhibit A - Guaranty Supplement




                                   Exhibit 4.5

                          (to Note Purchase Agreement)

                          SUBSIDIARY GUARANTY AGREEMENT

                  SUBSIDIARY GUARANTY AGREEMENT dated as of August 16, 1999 made by the Persons listed on the signature pages hereof under the caption "Subsidiary Guarantors" and the Additional Guarantors (as defined in Section 7(b)) (such Persons so listed and the Additional Guarantors being, collectively, the "GUARANTORS" and, individually, each a "GUARANTOR") in favor of the Noteholders (as defined below).

                  PRELIMINARY STATEMENT. Alliance Resource GP, LLC, a Delaware limited liability company (the "COMPANY"), is party to a Note Purchase Agreement dated as of August 16, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "NOTE AGREEMENT"; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain institutional investors party thereto (the "PURCHASERS"), under and pursuant to which the Company is issuing $180,000,000 principal amount of its 8.31% Senior Notes due August 20, 2014 (the "NOTES") to the Purchasers. Each Guarantor may receive, directly or indirectly, a portion of the proceeds of the sale of the Notes pursuant to the Note Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Note Agreement. It is a condition precedent to the purchase of the Notes by the Purchasers under the Note Agreement that each Guarantor shall have executed and delivered this Guaranty Agreement. The holders from time to time of the Notes are herein called the "NOTEHOLDERS" (and individually a "NOTEHOLDER") and the Note Agreement and the Notes and this Guaranty Agreement (including any Guaranty Supplement) are herein collectively called the "NOTE DOCUMENTS" (and individually a "NOTE DOCUMENT").

                  NOW, THEREFORE, in consideration of the premises and in consideration of the purchase of Notes by the Purchasers pursuant to the Note Agreement, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

                  Section 1. Guaranty; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations of each other Note Party now or hereafter existing under or in respect of the Note Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations) (such obligations being the "GUARANTEED OBLIGATIONS"), and agrees to pay any and a expenses (including, without limitation, fees and expenses of counsel) incurred by any Noteholder in enforcing any rights under this Guaranty or any other Note Document. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Note Party to any Noteholder under or in respect of the Note Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Note Party.

                  (b) Each Guarantor, and by its acceptance of the benefits of this Guaranty, each Noteholder, hereby confirms that it is the intention of all such Persons that this Guaranty and Guaranteed Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent

Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Guaranteed Obligations of each Guarantor hereunder. To effectuate the foregoing intention, each Noteholder, by accepting the benefits hereof, and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "BANKRUPTCY LAW" means any Title 11, U.S. Code, or any other bankruptcy, insolvency, reorganization, moratorium or other similar foreign, federal or state law for the relief of debtors.

                  (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Noteholder under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Noteholders under or in respect of the Note Documents.

                  Section 2. Guaranty Absolute. To the extent permitted by law, each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Note Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Noteholder with respect thereto. To the extent permitted by law, the Guaranteed Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Note Party under or in respect of the Note Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any other Note Party or whether the Company or any other Note Party is joined in any such action or actions. To the extent permitted by law, the liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of any Note Document or any agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any other Note Party under or in respect of the Note Documents, or any other amendment or waiver of or any consent to departure from any Note Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Note Party or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

                  (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other obligations of any Note Party under the Note Documents or any other assets of any Note Party or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of any Note Party or any of its Subsidiaries;

                  (f) any failure of any Noteholder to disclose to any Note Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Note Party now or hereafter known to such Noteholder (each Guarantor waiving any duty on the part of the Noteholders to disclose such information);

                  (g) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

                  (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Noteholder that might otherwise constitute a defense available to, or a discharge of, any Note Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Noteholder or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Note Party or otherwise, all as though such payment had not been made.

                  Section 3. Waivers and Acknowledgments. (a) To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Noteholder protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Note Party or any other Person or any Collateral.

                  (b) To the extent permitted by law , each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                  (c) To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Noteholder that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other

Note Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Guaranteed Obligations of such Guarantor hereunder.

                  (d) To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Noteholder to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Note Party or any of its Subsidiaries now or hereafter known by such Noteholder.

                  (e) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Note Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

                  Section 4. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Note Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under or in respect of this Guaranty or any other Note Document, including, without limitation, except as provided in Section 1(c) above, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Noteholder against the Company, any other Note Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Note Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, and (b) the Termination Date, such amount shall be received and held in trust for the benefit of the Noteholders, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Noteholders, pro rata, in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Note Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to any Noteholder of all or any part of the Guaranteed Obligations, and (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash, the Noteholders will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

                  Section 5. Representations and Warranties. Each Guarantor hereby makes each representation and warranty made in the Note Documents by the Company with respect to such Guarantor and each Guarantor hereby further represents and warrants as follows:

                  (a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

                  (b) Such Guarantor has, independently and without reliance upon any Noteholder and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Note Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Note Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Note Party.

                  Section 6. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid or any Lender Party shall have any Commitment, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Note Documents on its or their part to be performed or observed or that the Company has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

                  Section 7. Amendments, Guaranty Supplements, Etc. (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Noteholders (a) reduce or limit the obligations of any Guarantor hereunder, release any Guarantor hereunder or otherwise limit any Guarantor's liability with respect to the Guaranteed Obligations owing to the Noteholders under or in respect of the Note Documents, (b) postpone any date fixed for payment hereunder or (c) change the number of Noteholders or the percentage of the aggregate unpaid principal amount of the Notes that, in each case, shall be required for the Noteholders or any of them to take any action hereunder.

                  (b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a "GUARANTY SUPPLEMENT"), (i) such Person shall be referred to as an "ADDITIONAL GUARANTOR" and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a "GUARANTOR" shall also mean and be a reference to such Additional Guarantor, and each reference in any other Note Document to a "SUBSIDIARY GUARANTOR" shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to "THIS GUARANTY", "HEREUNDER", "HEREOF" or words of like import referring to this Guaranty, and each reference in any other Note Document to the "SUBSIDIARY GUARANTY", "THEREUNDER", "THEREOF" or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

                  Section 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it in care of the Company at the Company's address specified in Section 18 of the Note Agreement, if to any Noteholder, at its address specified in Section 18 of the Note Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty or of any Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

                  Section 9. No Waiver; Remedies. No failure on the part of any Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Section 10. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the acceleration of the maturity of the Notes pursuant to the provisions of the Note Agreement or the Intercreditor Agreement each Noteholder and its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Noteholder or such Affiliate to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under the Note Documents, irrespective of whether such Noteholder shall have made any demand under this Guaranty or any other Note Document and although such obligations may be unmatured. Each Noteholder agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Noteholder and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Noteholder and its Affiliates may have.

                  Section 11. Indemnification. (a) Without limitation of any other Guaranteed Obligations of any Guarantor or remedies of the Noteholders under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Noteholder and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Note Party enforceable against such Note Party in accordance with their terms.

                  (b) Each Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect consequential or punitive damages arising out of or otherwise relating to the Note Agreement, the actual or proposed use of the proceeds of the Notes, the Transaction Documents or any of the transactions contemplated by the Transaction Documents.

                  (c) Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Note Documents, the agreements and obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2 and this Section 11 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.

                  Section 12. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such Guarantor by each other Note Party (the "SUBORDINATED OBLIGATIONS") to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this
Section 11:

                  (a) Prohibited Payments. Etc. Except during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), each Guarantor may receive regularly scheduled payments from any other Note Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), however, unless the Required Holders otherwise agree, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

                  (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Note Party, each Guarantor agrees that the Noteholders shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding ("POST PETITION INTEREST") before such Guarantor receives payment of any Subordinated Obligations.

                  (c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), each Guarantor shall, if the Required Holders so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Noteholders and deliver such payments to the Noteholders, pro rata, on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

                  (d) Agency Authorization. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), the Required Holders are authorized and empowered (but without any obligation to so do), in their discretion, to appoint an agent ("NOTE AGENT") (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Note Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

                  Section 13. Continuing Guaranty; Transfer of Notes. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the payment of the Notes, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Noteholders and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Noteholder may assign or otherwise transfer all or any portion of its rights and obligations under the Note Agreement (including, without limitation, all or any portion of the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Noteholder herein or otherwise. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Noteholders.

                  Section 14. Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and a of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.

                  Section 15. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Note Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding, to the extent permitted by law, may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or any other Note Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any other Note Document in the courts of any jurisdiction.

                  (c) Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Note Documents to which it is or is to be a party in any New York State or federal court. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

                  (d) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE NOTE DOCUMENTS, THE USE OF THE PROCEEDS OF THE NOTES OR THE ACTIONS OF ANY NOTEHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by or on its behalf as of the date first above written.

                                        ALLIANCE COAL, LLC
                                        ALLIANCE LAND, LLC
                                        ALLIANCE PROPERTIES, LLC
                                        BACKBONE MOUNTAIN, LLC
                                        EXCEL MINING, LLC
                                        GIBSON COUNTY COAL, LLC
                                        HOPKINS COUNTY COAL, LLC
                                        MC MINING, LLC
                                        METTIKI COAL, LLC
                                        METTIKI COAL (WV), LLC
                                        MT. VERNON TRANSFER TERMINAL, LLC
                                        PONTIKI COAL, LLC
                                        TOPTIKI COAL, LLC
                                        WEBSTER COUNTY COAL, LLC
                                        WHITE COUNTY COAL, LLC





                                        By:
                                           -----------------------------
                                           Name:  Michael L. Greenwood

                                           Title: Chief Financial Officer, of
                                                    each of the above-referenced
                                                    persons

                                                                       EXHIBIT A

                                                                          TO THE

                                                             SUBSIDIARY GUARANTY



                     FORM OF SUBSIDIARY GUARANTY SUPPLEMENT



________________,____

The Holders of the 8.31% Senior Notes of the Company referred to below

RE: Note Agreement dated as of August 16, 1999 among Alliance Resource GP, LLC, a Delaware limited liability company (the "COMPANY"),and the original purchasers of the Company's 8.31% Senior Notes due August 20, 2014 ("AGREEMENT")

Ladies and Gentlemen:

                  Reference is made to the above-captioned Note Agreement and to the Subsidiary Guaranty Agreement referred to therein (such Subsidiary Guaranty Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the "SUBSIDIARY GUARANTY"). The capitalized terms defined in the Subsidiary Guaranty or in the Note Agreement and not otherwise defined herein are used herein as therein defined.

                  Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations of each other Note Party now or hereafter existing under or in respect of the Note Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such obligations being the "GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by any Noteholder in enforcing any rights under this Guaranty Supplement, the Subsidiary Guaranty or any other Note Document. Without limiting the generality of the foregoing, the undersigned's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Note Party to any Noteholder under or in respect of the Note Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Note Party.



                                   Exhibit 4.5
                          (to Note Purchase Agreement)

                  (b) The undersigned, and by its acceptance of the benefits of this Guaranty Supplement, each Noteholder, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Subsidiary Guaranty and the obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, each Noteholder, by accepting the benefits hereof, and the undersigned hereby irrevocably agree that the obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constituting a fraudulent transfer or conveyance.

                  (c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Noteholder under this Guaranty Supplement, the Subsidiary Guaranty or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Noteholders under or in respect of the Note Documents.

                  Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an "ADDITIONAL GUARANTOR" or a "GUARANTOR" shall also mean and be a reference to the undersigned, and each reference in any other Note Document to a "SUBSIDIARY GUARANTOR" or a "NOTE PARTY" shall also mean and be a reference to the undersigned.

                  Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 5 of the Subsidiary Guaranty to the same extent as each other Guarantor.

                  Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

                  Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Note Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty Supplement or the Subsidiary Guaranty or any other Note Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Note Documents to which it is or is to be a party in the courts of any other jurisdiction.

                  (c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Note Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

                  (d) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE NOTE DOCUMENTS, THE ADVANCES OR THE ACTIONS OF ANY NOTEHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                                          Very truly yours,

                                          [NAME OF ADDITIONAL GUARANTOR]

                                          By
                                            -----------------------------------
                                            Title:

                        FORM OF INTERCREDITOR AGREEMENT






                                   Exhibit 4.6
                          (to Note Purchase Agreement)

                             INTERCREDITOR AGREEMENT

                  INTERCREDITOR AGREEMENT dated as of August 16, 1999 by and among (i) the Paying Agent (as hereinafter defined) on behalf of the Banks and the Agents (each as hereinafter defined) party to the Credit Agreement dated as of August 12, 1999 among Citicorp USA, Inc. ("CITICORP") and The Chase Manhattan Bank ("Chase") as Co-Administrative Agents, Chase as Paying Agent (in such capacity, the "PAYING AGENT" and, with Citicorp and Chase in their capacities as Co-Administrative Agents, the "AGENTS"), Deutsche Bank AG, New York Branch, as documentation agent, Alliance Resource GP, LLC, a Delaware limited liability company ("ALLIANCE GP"), and the several banks and other financial institutions from time to time parties thereto (the "BANKS") (said agreement as from time to time amended, restated, supplemented or otherwise modified and in effect being herein called the "BANK AGREEMENT") and (ii) the holders from time to time (the "NOTEHOLDERS") of the Company's (as hereinafter defined) 8.31% Senior Notes due August 19, 2014 originally issued in the aggregate principal amount of $180,000,000 (the "SENIOR NOTES") under the Note Purchase Agreement dated as of August 16, 1999 (as from time to time amended and in effect being herein called the "NOTE AGREEMENT") which have executed the signature pages hereof or which have otherwise become parties hereto in the manner provided in Section 17 hereof, (the Banks, the Agents and the Noteholders being herein sometimes collectively called the "LENDERS" and individually called a "LENDER"). As used herein, the term "COMPANY" means Alliance GP until its obligations under the Bank Agreement and the Note Agreement are assumed by Alliance Resource Operating Partners, L.P., a Delaware limited partnership ("AROP"), and thereafter means AROP.

                                   WITNESSETH:

                  WHEREAS, payment of certain obligations of the Company to the Banks and the Agents arising under or in connection with the Bank Agreement from time to time may be guaranteed by one or more subsidiaries of the Company (herein sometimes collectively called the "BANK GUARANTORS" and individually called a "BANK Guarantor") pursuant to one or more guaranty agreements in favor of the Paying Agent for the ratable benefit of the Banks (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "BANK GUARANTIES");

                  WHEREAS, payment of the obligations of the Company to the Noteholders arising under or in connection with the Note Agreement and the Senior Notes from time to time may be guaranteed by one or more subsidiaries of the Company (herein sometimes collectively called the "NOTE GUARANTORS" and individually called a "NOTE GUARANTOR" and the Bank Guarantors and the Note Guarantors being herein collectively called the "Guarantors" and individually called a "GUARANTOR") pursuant to one or more guaranty agreements in favor of the Noteholders (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "NOTE GUARANTIES" and the Bank Guaranties and the Note Guaranties being herein collectively called the "SUBJECT GUARANTIES" and individually called a "SUBJECT GUARANTY" and the Bank Agreement, Note Agreement and Senior Notes are herein collectively called the "COMPANY LOAN DOCUMENTS");

                  WHEREAS, under applicable law and the terms of the Subject Guaranties, one or more of the Lenders may, to the extent authorized or permitted by law, be entitled to set-off, appropriate and apply any deposits (general or special (except trust and escrow accounts), time or demand, including without limitation indebtedness evidenced by certificates of deposit, in each case whether matured or


                                  Exhibit 4.6
                          (to Note Purchase Agreement)
unmatured) and any other indebtedness at any time held or owing by such Lender to or for the credit or account of the Guarantors, against and on account of liabilities of the Guarantors under the Guaranties benefiting such Lender (collectively, the "GUARANTOR SET-OFF RIGHTS"; including any right to receive a lien on amounts previously subject to the Guarantor Set-Off Rights, and to recover such amounts, after the commencement of any action under any applicable bankruptcy, insolvency or other similar law are collectively referred to herein as the "SET-OFF RIGHTS");

                  WHEREAS, the obligations of the Guarantors under the Subject Guaranties in respect of (i) the Note Agreement and the Senior Notes and (ii) the Bank Agreement, are intended to rank pari passu with each other; and

                  WHEREAS, the Noteholders and the Paying Agent on behalf of the Banks and the Agents have agreed to become parties to this Agreement so as to evidence the agreement between the Lenders with respect to certain payments that may be received by the Lenders under or in connection with the Subject Guaranties;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Noteholders and the Paying Agent on behalf of the Banks and the Agents hereby agree as follows:

                  1. If demand shall be made upon (or any enforcement proceedings shall be commenced against) a Guarantor under any Subject Guaranty by or on behalf of any Lender for the payment of any indebtedness outstanding under the Company Loan Documents to which such Lender is a party or any Lender shall exercise Set-Off Rights in respect thereof (any such demand, commencement or exercise being herein called a "LENDER GUARANTY DEMAND"), the Lender making such Lender Guaranty Demand shall give notice thereof to all of the other Lenders.

                  2. If after making a Lender Guaranty Demand (or as the result of any distribution made in any bankruptcy, insolvency, moratorium or other similar proceeding for the relief of debtors) any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of Set-Off Rights or otherwise) on account of its Subject Guaranty or Subject Guaranties (a "GUARANTY RECOVERY") it shall give notice thereof to all of the other Lenders specifying the amount thereof and the portion thereof which exceeds such Lender's Proportionate Share. If after giving effect to such Guaranty Recovery such Lender shall have received payments in excess of its Proportionate Share of payments then obtained by all Lenders with respect to the Subject Guaranties, such Lender shall purchase from all Requesting Lenders (as defined below) such participation(s) (a "LENDER PARTICIPATION") in the indebtedness of the Company held by such Requesting Lenders pursuant to the Company Loan Documents as shall be necessary to cause such purchasing Lender to share such payment or other recovery ratably, based on Proportionate Shares, with such selling Lenders; provided, however, that if all or any portion of such payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded, and each selling Lender shall repay to the purchasing Lender the purchase price, to the ratable extent of such recovery in proportion to the amount received by such selling Lender, together with an amount equal to such selling Lender's ratable share (according to the proportion of (x) the amount of such selling Lender's required repayment to the purchasing Lender to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Any Requesting Lender shall make its request for the purchase of a Lender Participation by notice given to the Lender making the applicable Lender Guaranty Demand within ten Business Days after receipt of notice from such Lender of a Guaranty Recovery. Any such request by any Bank or the Paying Agent shall be deemed to be a request by all of the Banks for the purchase of a Lender Participation. Any such request by any Noteholder shall be deemed to be a request by all of the Noteholders for the purchase of a Lender Participation.

                  The term "PROPORTIONATE SHARE", as used herein, shall mean at any time for each Lender a fraction (a) the numerator of which is the aggregate principal amount of the indebtedness of the Company held by such Lender at such time pursuant to the Company Loan Documents and (b) the denominator of which is the aggregate principal amount of the indebtedness of the Company held by all Lenders at such time pursuant to the Company Loan Documents.

                  The term "REQUESTING LENDER", as used herein, shall mean a Lender which shall have requested any other Lender to purchase a Lender Participation in the indebtedness of the Company held by such Requesting Lender pursuant to this Section 2.

                  3. Each of the parties hereto, by signing a copy of this Agreement, agrees that the Qualifying Securities (as defined in the Bank Agreement as originally in effect) and any proceeds received by the Paying Agent with respect thereto shall be excluded for all purposes from the transactions contemplated by this Agreement.

                  4. The Noteholders, the Paying Agent on behalf of the Banks and the Agents and the Company, by signing this Agreement, agree that if any Lender is required to purchase a Lender Participation pursuant to Section 2, all of the Senior Notes then outstanding under the Note Agreement and all indebtedness of the Company then outstanding under the Bank Agreement shall become immediately due and payable (unless the same is already due and payable) in each and every case without presentment, demand, protest or further notice, all of which are hereby waived by the Company (collectively, the "MATURED DEBT").

                  5. The Noteholders and the Paying Agent on behalf of the Banks and the Agents hereby agree that the status of the Matured Debt as being immediately due and payable in full by the Company will not be changed or rescinded without (x) the prior written consent of the Required Lenders (as defined in the Bank Agreement) and the Agents in the case of any Senior Notes constituting Matured Debt, and (y) without the prior written consent of the Required Holders (as provided under the Note Agreement), in the case of any indebtedness under the Bank Agreement constituting Matured Debt.

                  6. Each of the Company and each Guarantor, by signing a copy of this Agreement, agrees that each Lender so purchasing a Lender Participation from another Lender pursuant to Section 2 hereof may, to the fullest extent permitted by law, exercise all its rights of payment (including rights of setoff) with respect to such Lender Participation as fully as if such Lender were the direct creditor of the Company and such Guarantor in the amount of such Lender Participation. The Company agrees to cause each Subsidiary that issues a Subject Guaranty to execute a counterpart of a Consent and Agreement in substantially the form thereof attached as Annex A hereto.

                  7. If under any applicable bankruptcy, insolvency or other similar law, any Lender possesses a secured claim, or receives a secured claim in lieu of a setoff to which Section 2 hereof applies, such Lender shall exercise its rights in respect of such secured claim in a manner consistent with the rights of the other Lenders in accordance with
Section 2 hereof.

                  8. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable agreement, and shall remain in full force and effect until all obligations of the Company and the Guarantors to the Lenders shall have been satisfied in full and all obligations of all Lenders to the other Lenders hereunder shall have been satisfied in full. Each of the Noteholders and the Paying Agent on behalf of the Banks and the Agents agree that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the obligations of any of the Guarantors is rescinded or must otherwise be restored by any Lender, upon the insolvency, bankruptcy or reorganization of the Company or any of the Company and the Guarantors or otherwise, as though such payment had not been made.

                  9. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the Lenders, each of their respective successors, transferees and assigns and each person or entity that purchases a participation in the indebtedness of the Company or any Guarantor held by a Lender. Without limiting the generality of the foregoing sentence, any Lender may assign or otherwise transfer (in whole or in part) to any other person or entity the obligations of the Company or any of the Guarantors to such Lender under any of the Company Loan Documents, and such other person or entity shall thereupon become vested with all rights and benefits, and become subject to all the obligations, in respect thereof granted to or imposed upon such Lender under this Agreement.

                  10. None of the provisions of this Agreement shall inure to the benefit of the Company, any of the Guarantors or, except as provided in
Section 9 hereof, any other person other than the Lenders; consequently, to the extent permitted by law, the Company, the Guarantors and any and all other persons shall not be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the provisions of this Agreement or the failure of any Lender to comply with such provisions.

                  11. Except for amendments effected pursuant to Section 17, no amendment to or waiver of any provision of this Agreement, nor consent to any departure herefrom by any Noteholder or the Paying Agent on behalf of the Banks and the Agents, shall in any event be effective unless the same shall be in writing and signed by all the Required Holders and the Paying Agent on behalf of the Banks and the Agents and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  12. All notices and other communications provided to the Paying Agent on behalf of the Banks and the Agents, the Noteholders or the Company under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on Schedule I hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties hereto. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted if actually received, and the burden of proving receipt shall be on the transmitting party.

                  13. No failure or delay on the part of any Lender in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  14. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                  16. This Agreement may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts (including by telecopy), each of which counterparts shall be an original and all of which when taken together shall constitute one and the same agreement.

                  17. Any Noteholder which is not one of the original parties hereto by accepting any Note shall be subject to all the provisions hereof and entitled to the benefits thereunder. Any such Noteholder shall execute and deliver an Instrument of Accession substantially in the form of Annex B hereto and shall deliver a copy thereof to all the other Noteholders at the time parties hereto and the Paying Agent on behalf of the Banks and the Agents, but no such execution and delivery shall be required as a pre-condition to becoming a Noteholder hereunder; provided that any other Lender may require such execution and delivery before purchasing a Lender Participation from such Noteholder.

                  18. By executing this Agreement the Paying Agent represents that it is authorized to execute and deliver this Agreement on behalf of the Agents and the Banks and to bind the Agents and the Banks to the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their duly authorized officers.

                                    THE CHASE MANHATTAN BANK, as
                                             Paying Agent


                                    By:
                                             -----------------------------
                                             Name:
                                             Title:



                                    THE PRUDENTIAL INSURANCE COMPANY
                                             OF AMERICA


                                    By:
                                             -----------------------------
                                             Name:
                                             Title:



                                    UNUM LIFE INSURANCE COMPANY
                                             OF AMERICA


                                    By:
                                             -----------------------------
                                             Name:
                                             Title:



                                    PROVIDENT LIFE AND ACCIDENT
                                             INSURANCE COMPANY


                                    By:
                                             -----------------------------
                                             Name:
                                             Title:

                                    IDS LIFE INSURANCE COMPANY


                                    By:
                                             -----------------------------
                                             Name:
                                             Title:



                                    AMERICAN ENTERPRISE LIFE INSURANCE
                                             COMPANY


                                    By:
                                             -----------------------------
                                             Name:
                                             Title:




                                    SAFECO LIFE INSURANCE COMPANY


                                    By:
                                             -----------------------------
                                             Name:
                                             Title:



                                    GENERAL ELECTRIC CAPITAL ASSURANCE
                                             COMPANY

                                    By:
                                             -----------------------------
                                             Name:
                                             Title:



                                    COLONIAL PENN INSURANCE COMPANY


                                    By:
                                             -----------------------------
                                             Name:
                                             Title:

                                    FIRST COLONY LIFE INSURANCE
                                             COMPANY


                                    By:
                                             -----------------------------
                                             Name:
                                             Title:



                                    HERITAGE LIFE INSURANCE COMPANY


                                    By:
                                             -----------------------------
                                             Name:
                                             Title:



                                    GE CAPITAL LIFE ASSURANCE COMPANY
                                             OF NEW YORK


                                    By:
                                             -----------------------------
                                             Name:
                                             Title:



Acknowledged and Agreed:

     ALLIANCE RESOURCE GP, LLC

     By:  ALLIANCE RESOURCE HOLDINGS, INC.,

             its sole member



             By:
                    --------------------------
                    Title:

                                                                         ANNEX A


                              CONSENT AND AGREEMENT


                  Each of the undersigned hereby consents to the provisions of the foregoing Intercreditor Agreement and the transactions contemplated thereby and specifically agrees to the provisions of Section 2 of the Intercreditor Agreement (including the provisions regarding the right of setoff) Each of the undersigned agrees to notify each Lender promptly upon its becoming aware of any payment to, or setoff or obtaining of a secured claim by, the other Lenders contemplated by the foregoing Intercreditor Agreement.

         Dated: as of August 16, 1999


ALLIANCE RESOURCE GP, LLC                              ALLIANCE COAL, LLC
                                                       ALLIANCE LAND, LLC
By Alliance Resource Holdings, Inc., its sole member   ALLIANCE PROPERTIES, LLC
                                                       BACKBONE MOUNTAIN, LLC
                                                       EXCEL MINING, LLC
                                                       GIBSON COUNTY COAL, LLC
                                                       HOPKINS COUNTY COAL, LLC
                                                       MC MINING, LLC
  By:         /s/ MICHAEL L. GREENWOOD                 METTIKI COAL, LLC
        -----------------------------------            METTIKI COAL (WV), LLC
           Name:  Michael L. Greenwood                 MT. VERNON TRANSFER TERMINAL, LLC
                                                       PONTIKI COAL, LLC
                                                       TOPTIKI COAL, LLC
                                                       WEBSTER COUNTY COAL, LLC
           Title:  Chief Financial Officer             WHITE COUNTY COAL, LLC





                                By:    /s/ MICHAEL L. GREENWOOD
                                   ---------------------------------
                                    Name:  Michael L. Greenwood

                                    Title: Chief Financial Officer, of each of
                                             the above-referenced persons

                                                                         ANNEX B


                             INSTRUMENT OF ACCESSION


                  With the intention of becoming a "Lender" for the purposes and within the meaning of the Intercreditor Agreement, dated as of August 16, 1999, annexed hereto (the "Intercreditor Agreement") the undersigned hereby consents and agrees to be bound by the terms and provisions of the Intercreditor Agreement to the same extent and with the same effect as if the undersigned had executed and delivered the same as one of the original parties thereto as a Lender in respect of the Senior Notes referred to therein and the Guaranties (as defined in the Intercreditor Agreement) which have been executed for the benefit of the holders of the Senior Notes.

         Dated: ____________, ____.

                                          [NAME OF LENDER]



                                          By:
                                             -------------------------------
                                             Title:

                         FORM OF CONFIDENTIALITY LETTER





                                                                   [Date]

Alliance Resource Operating Partners, L.P.



          Re: Note Purchase Agreement (the "Note Agreement") dated as of August 16, 1999 providing for the 8.31% Senior Notes due 2014 (the "Notes") of Alliance Operating Partners, L.P. (the "Company")

Ladies and Gentlemen:

The undersigned (the "Investor") proposes to [sell/purchase] a [describe security of the Company] (the "Transaction") [to/from] [insert name of Noteholder] (the "Noteholder"). The Noteholder is in the possession of certain "Confidential Information" (as defined in the Note Agreement) relating to the Company which it proposes to disclose to the Investor in connection with the Transaction. Pursuant to the provisions of Section 20 of the Note Agreement (a copy of which is annexed hereto) the Investor hereby agrees to be bound by the terms of Section 20 with respect to the Confidential Information delivered to it by the Noteholder to the same extent as if it were a "Purchaser" within the meaning of said Section 20.


                                                      Very truly yours,

                                                      [Name of Investor]



                                                      By:
                                                         ----------------------
                                                         Name:
                                                         Title:




                                   Exhibit 20
                          (to Note Purchase Agreement)